                                                                  Exhibit 10.5.1














                                    GRAN PARK
                                       AT
                                   SOUTH PARK

                   ASSEMBLY/LIGHT MANUFACTURING/OFFICE LEASE

                                 BY AND BETWEEN

                            GRAN CENTRAL CORPORATION
                              A FLORIDA CORPORATION
                                  AS LANDLORD,

                                       AND

                          TRITON NETWORK SYSTEMS, INC.,
                             A DELAWARE CORPORATION,
                                    AS TENANT

                                TABLE OF CONTENTS


                                                                          Page
 1.      Definitions .......................................................1
 2.      Lease Grant .......................................................3
 3.      Lease Term ........................................................3
 4.      Use and Possession ................................................3
 5.      Rent ..............................................................4
 6.      Services to be Furnished by Landlord ..............................6
 7.      Condition of Premises .............................................7
 8.      Maintenance and Repair of Premises by Landlord ....................7
 9.      Maintenance of Premises by Tenant .................................7
 10.     Graphics ..........................................................8
 11.     Surrender of Premises .............................................8
 12.     Repairs and Alterations by Tenant .................................8
 13.     Net Lease .........................................................9
 14.     Laws and Regulations .............................................10
 15.     Building Rules and Regulations ...................................10
 16.     Entry by Landlord ................................................10
 17.     Assignment and Subletting ........................................10
 18.     Mechanic's Lien ..................................................11
 19.     Property and Liability Insurance .................................12
 20.     Insurance Limits .................................................12
 21.     Indemnity ........................................................13
 22.     Waiver of Subrogation Rights .....................................13
 23.     Casualty Damage ..................................................13
 24.     Condemnation .....................................................14
 25.     Damages From Certain Causes ......................................14
 26.     Events of Default/Remedies .......................................14
 27.     Peaceful Enjoyment ...............................................17
 28.     Holding Over .....................................................17
 29.     Subordination to Mortgage ........................................17
 30.     Landlord's Lien ..................................................18
 31.     Parking ..........................................................18
 32.     Attorneys' Fees ..................................................19
 33.     No Implied Waiver ................................................19
 34.     Personal Liability ...............................................19
 35.     Security Deposit .................................................19
 36.     Notice ...........................................................19
 37.     Severability .....................................................20
 38.     Recordation ......................................................20
 39.     Governing Law ....................................................20
 40.     Force Majeure.....................................................20


 41.     Time of Performance...............................................20
 42.     Transfers by Landlord ............................................20
 43.     Broker............................................................20
 44.     Effect of Delivery of This Lease .................................21
 45.     Certain Rights Reserved to Landlord ..............................21
 46.     Waiver of Trial by Jury ..........................................21
 47.     Estoppel Certificate .............................................21
 48.     Environmental Matters ............................................22
 49.     Radon Gas ........................................................25
 50.     Relocation .......................................................25
 51.     Exhibits..........................................................25
 52.     Expansion Options...................................................
 53.     Right of First Offer................................................
 54.     Roof Equipment .....................................................

Exhibit A-Description of Property on Which the Project is Situated Exhibit B-Floor Plan of Premises
Exhibit C-Work Letter
Exhibit D-Rules and Regulations

                       ASSEMBLY/LIGHT MANUFACTURING/OFFICE
                                 LEASE AGREEMENT

            THIS ASSEMBLY/LIGHT MANUFACTURING/OFFICE LEASE AGREEMENT (this "Lease"), made and entered into on this the 16th day of September, 1999, between GRAN CENTRAL CORPORATION, a Florida corporation ("Landlord"), and TRITON NETWORK SYSTEMS, INC., a Delaware corporation ("Tenant").

                                   WITNESSETH:

         1.       DEFINITIONS.

                  (a) "Building" shall mean the building to be constructed at 8337 SOUTH PARK CIRCLE, ORLANDO, FLORIDA 32819 and located upon the real property described in Exhibit "A" attached hereto and incorporated herein, (the "Property").

                  (b) "Premises" shall mean the space located within the Building in Suite 500 and outlined on the floor plan attached to this Lease as Exhibit "B" and incorporated herein. The Premises are stipulated for all purposes to contain 19,621 square feet of "Rentable Area" (as below defined).

                  (c) "Base Rental" shall be as follows:


                           RATE PER
                           SQUARE FOOT OF
RENTAL PERIOD              RENTABLE AREA              MONTHLY           ANNUALLY
Lease Year 1               $11.00                     $17,985.92        $215,831.00
Lease Year 2               $11.33                     $18,525.49        $222,305.93
Lease Year 3               $11.67                     $19,081.42        $228,977.07
Lease Year 4               $12.02                     $19,653.70        $235,844.42
Lease Year 5               $12.38                     $20,242.33        $242,907.98
Lease Year 6               $12.75                     $20,847.31        $250,167.75
Lease Year 7               $13.13                     $21,468.64        $257,623.73

Such amounts do not include sales taxes, which are payable as provided in
Section 5(d) below. For purposes hereof, the first "Lease Year" shall begin on the Commencement Date and expire one year later. If the Commencement Date does not fall on the first day of a calendar month, the first Lease Year shall also include the remainder of the calendar month in which the first anniversary of the Commencement Date falls. Each subsequent Lease Year shall commence on the day following the expiration of the previous Lease Year. All such rent shall be payable in the manner provided in Section 5 below. The Base Rental, including all applicable sales taxes, due for the first month of the "Lease Term" (hereafter defined) shall be deposited with Landlord by Tenant upon Tenant occupancy.

                  (d) "Commencement Date" shall mean the earlier of the date that Tenant actually occupies the Premises or FEBRUARY 1, 2000, subject to
Section 3 below. NOTWITHSTANDING THE FOREGOING, THE COMMENCEMENT DATE SHALL NOT OCCUR PRIOR TO THE DATE

ON WHICH ALL REQUIRED CERTIFICATES OF OCCUPANCY HAVE BEEN OBTAINED FOR THE PREMISES AND THE ARCHITECT HAS CERTIFIED THAT THE PREMISES HAVE BEEN COMPLETED; PROVIDED, HOWEVER, THAT IF THE ISSUANCE OF THE CERTIFICATES OF OCCUPANCY OCCURS AFTER FEBRUARY 1, 2000 DUE TO DELAYS CAUSED BY TENANT, THEN THE COMMENCEMENT DATE SHALL BE FEBRUARY 1, 2000.

                  (e) "Lease Term" shall mean a term commencing on the Commencement Date and continuing for 84 full calendar months (plus any partial calendar month in which the Commencement Date falls).

                  (f) "Security Deposit" shall mean the sum of $17,985.92, WHICH SHALL BE PAID ON THE COMMENCEMENT DATE. IN ADDITION, AS PART OF THE SECURITY DEPOSIT, TENANT SHALL DELIVER TO LANDLORD ON OR BEFORE THE COMMENCEMENT DATE A LETTER OF CREDIT IN THE FACE AMOUNT OF $294,315.00. SUCH LETTER OF CREDIT SHALL BE UNCONDITIONAL AND IRREVOCABLE AND SHALL OTHERWISE BE IN A FORM AND FROM A FINANCIAL INSTITUTION ACCEPTABLE TO LANDLORD. PROVIDED TENANT HAS NOT BEEN IN DEFAULT UNDER THIS LEASE, SUCH LETTER OF CREDIT SHALL DECLINE ON EACH ANNIVERSARY OF THE COMMENCEMENT DATE BY AN AMOUNT EQUAL TO TWENTY-FIVE PERCENT (25%) OF THE INITIAL AMOUNT OF SUCH LETTER OF CREDIT. SUCH LETTER OF CREDIT SHALL HAVE AN EXPIRATION DATE OF FOUR (4) YEARS FOLLOWING THE COMMENCEMENT DATE.

                  (g) "Common Areas" shall mean those areas devoted to driveways, parking areas, landscaped areas, truck courts and other similar facilities provided for the common use or benefit of tenants generally and/or the public.

                  (h) "Rentable Area" of the Premises shall mean the area within the Premises comprising the gross area enclosed by the surface of the exterior walls of the Building and/or the mid-point of any walls separating portions of the Premises from areas leased to other tenants and from other areas of the Building not subject to any tenant leases. Rentable Area shall not include any service areas, meaning those areas within the outside walls used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (but Rentable Area shall include any such arm which are for the exclusive use of a particular tenant), and Rentable Area shall include Tenant's pro rata share of the Common Areas within the Building, based upon the ratio of the Rentable Area within the Premises to the total Rentable Area within the Building, both determined without regard to the Common Areas. The Rentable Area in the Building is 133,231 square feet. The estimates of Rentable Area set forth in the immediately preceding sentence with respect to the Building, and in Section 1(b) above with respect to the Premises, may be revised, at Landlord's election, if Landlord's architect determines such estimate to be inaccurate after examination of the final drawings of the Premises and the Building. If it is determined that the Rentable Area of the Building or the Premises is different from that set forth above, then the Rentable Area of the Building or the Premises, as applicable, shall be adjusted upward or downward accordingly. If such remeasurement shall not be undertaken on or before the Commencement Date, then the Rentable Area calculations set forth above shall be conclusively binding upon Landlord and Tenant, and neither Landlord nor Tenant shall have any further right to remeasure the Premises or the Building after such date. The Premises constitutes 14.98% of the total Rentable Area within the Building, and therefore the Tenant's pro rata share for purposes of this Lease shall be 14.98%. NOTWITHSTANDING THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT THE BUILDING CONTAINS A MEZZANINE AREA (THE "MEZZANINE SECTION") WHICH WILL CONTAIN CERTAIN COMMON AREAS. IF ANY PART OF THE PREMISES SHALL NOW OR HEREAFTER BE LOCATED




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

WITHIN A PORTION OF THE MEZZANINE SECTION, TENANT'S PRO RATA SHARE OF OPERATING EXPENSES SHALL BE SPLIT. A CALCULATION SHALL BE MADE TO DETERMINE THE PERCENTAGE OF THE MEZZANINE SECTION OCCUPIED BY THE PREMISES, AND TENANT SHALL PAY THAT PERCENTAGE OF THE TOTAL OPERATING EXPENSES OR THE MEZZANINE SECTION ONLY. IN ADDITION, TENANT SHALL PAY ITS PRO RATA SHARE CALCULATED IN THIS SECTION 1(h) ABOVE WITH RESPECT TO THE OPERATING EXPENSES OF THE PROPERTY OUTSIDE OF THE MEZZANINE SECTION. FOR PURPOSES HEREOF, THE OPERATING EXPENSES OF THE MEZZANINE SECTION OF THE BUILDING SHALL INCLUDE THE REPAIR AND MAINTENANCE OF THE INTERIOR COMMON AREAS OF THE MEZZANINE SECTION, AS WELL AS THE COSTS OF SECURITY, HVAC, ELECTRICAL, JANITORIAL AND SIMILAR COSTS WITHIN THE MEZZANINE SECTION. LANDLORD SHALL SEPARATELY ACCOUNT FOR OPERATING EXPENSES WITHIN THE MEZZANINE SECTION AND OPERATING EXPENSES WITHIN THE REMAINDER OF THE PROPERTY. TENANT SHALL PAY ITS APPLICABLE PRO RATA SHARE OF THE OPERATING EXPENSES WITHIN THE MEZZANINE
SECTION AND WITHIN THE REMAINDER OF THE PROPERTY, RESPECTIVELY, IN THE APPROPRIATE PERCENTAGES AS SET FORTH ABOVE.

                  (i) "Taxes" shall mean all taxes, assessments and fees levied upon the Building, the Property, the property of Landlord located therein or the rents collected therefrom, by any governmental entity based upon the ownership, leasing, renting or operation of the Building and the Property, including all costs and expenses of protesting any such taxes, assessments or fees. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes; provided, however, if at any time during the Lease Term, a tax or excise on income is levied or assessed by any governmental entity, in lieu of or as a substitute for, in whole or in part, real estate taxes or other ad valorem taxes, such tax shall constitute and be included in Taxes. For the purpose of determining Taxes for any given year, the amount to be included for such year shall be Taxes which are assessed or become a lien during such year rather than Taxes which are due for payment or paid during such year. TAXES SHALL NOT INCLUDE ANY LATE CHARGES OR PENALTIES IMPOSED UPON LANDLORD DUE TO THE LATE PAYMENT OF TAXES.

                  (j) "Building Standard" shall mean the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.

                  (k) "Assessments" shall mean all assessments, charges, fees and other expenses for which Landlord is obligated, in its capacity as the owner of the Property, pursuant to any restrictive covenants or other recorded matters of title now or hereafter affecting the Property (collectively, the "Title Matters"), BEING THE ASSOCIATION FEES AND CHARGES IMPOSED UPON LANDLORD BY ORLANDO CENTRAL PARK, INC.

            2. LEASE GRANT. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises. LANDLORD HEREBY REPRESENTS AND WARRANTS THAT IT HOLDS FEE SIMPLE TITLE TO THE PROPERTY. THE PROPERTY IS SUBJECT TO THE EASEMENTS AND OTHER ENCUMBRANCES WHICH EXISTED ON THE DATE LANDLORD PURCHASED THE PROPERTY.

            3. LEASE TERM. This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof. Tenant acknowledges that the Building has not yet been constructed by Landlord. The Commencement Date has been determined by Landlord and Tenant on the assumption that the construction of the Building shall be completed by Landlord on or before JANUARY 15, 2000 and that a certificate of occupancy for the shell of the Building shall be issued on or before such date. In the event completion of construction of the Building and the issuance of such a shell certificate of occupancy has not been achieved on or before JANUARY 15, 2000, the Commencement Date shall be that date on which Landlord completes construction of the improvements to the Premises as described in Section 4 below and in Exhibit "C" hereto, obtains the issuance of a shell certificate of occupancy and delivers possession of the Premises to Tenant. In the event the actual Commencement Date is other than the date identified in Section 1(d), rental under this Lease shall not commence until said revised Commencement Date, and the Lease Term shall commence and the expiration date shall be extended so as to give effect to the full stated Lease Term. Should the Lease Term commence on a date other than that specified in Section 1(d), Landlord will send Tenant a written statement of such adjusted Commencement Date and expiration date, and, if Landlord requests, Tenant will confirm such adjusted dates in writing.

            4. USE AND POSSESSION. The Premises shall be used for LIGHT MANUFACTURING, ASSEMBLY AND OFFICE PURPOSES, and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property, or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. In addition, Tenant shall, at its own cost and expense, comply with all federal, state and municipal laws, ordinances, rules and regulations issued by any governmental authority and all Title Matters. Without limiting the foregoing, Tenant shall not cause, nor permit, any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises without the prior written consent of Landlord and then only in compliance with all applicable environmental laws, EXCEPT AS PERMITTED IN SECTION 48 BELOW.

            No routine repair or servicing of any automobile or truck shall be allowed in the Premises, or in any parking or loading areas, roadways or other areas serving the Building. No vehicle abandoned or disabled or in a state of non-operation or disrepair shall be left upon the Property, and Tenant shall enforce this restriction against Tenant's, employees, agents, visitors, licensees, invitees, contractors and customers. Should Landlord determine that a violation of this restriction has occurred, Landlord shall have the right to cause the offending vehicle, equipment, trailer or machinery to be removed from Landlord's Property, and all costs of such removal shall be the obligation of the Tenant, and such costs shall be paid to Landlord by Tenant as additional rent within ten (10) days of written notice to Tenant.

            Following completion of the Building, Landlord agrees to have the Premises completed and ready for possession on or before the Commencement Date, barring strikes, insurrection, acts of God and other casualties or unforeseen events beyond the control of the Landlord. Such work shall be performed in accordance with the terms of the Work Letter attached hereto as Exhibit "C" and incorporated herein. If Landlord is unable to give possession of the Premises on the Commencement Date by reason of the holding over of any prior tenant or tenants, incomplete construction, or for any other reason, unless the same shall result from causes attributable to Tenant, there shall be an abatement or adjustment of the Rent to be paid hereunder for that period of time, and the Lease Term shall be extended beyond the agreed expiration date by the number of days possession was delayed and said abatement of Rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Premises. If the Premises have not been tendered one hundred FOUR (104) days after the scheduled Commencement Date, Tenant shall have the right to terminate this Lease after fifteen (15) days' written notice to Landlord, provided such notice is given prior to the date on which the Premises are tendered to Tenant.

            The Premises shall be deemed substantially completed and available to Tenant upon issuance to Landlord of a certificate of occupancy by the appropriate governmental authority and A CERTIFICATE OF THE ARCHITECT THAT THE PREMISES HAVE BEEN COMPLETED (notwithstanding the necessity of minor repairs and adjustments still to be made by the Landlord), or when Tenant actually occupies the Premises, whichever occurs first. If the substantial completion of the Premises by Landlord is delayed due to any act or omission of Tenant or Tenant's representatives, including any delays by Tenant in the submission of the plans, drawings, specifications or other information, or in obtaining permits for its installations, or in approving any working drawings or estimates or in giving any authorization or approval, the Premises shall be deemed substantial1y completed on the date when they would have been ready but for such delay.

            5.    RENT.

                  (a) Base Rental. Tenant agrees to pay the Base Rental to Landlord during the Lease Term, without any setoff, deduction or counterclaim whatsoever, together with all such other sums of money as shall become due hereunder as additional rent (all of which are sometimes herein collectively called "Rent"). Except as otherwise provided herein, the annual Base Rental for each calendar year or portion thereof during the Lease Term shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the Lease Term, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at P.O. Box 861946, Orlando, Florida 32886-1946 (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. Any sum due from Tenant to Landlord which is not paid when due shall bear interest from the date due until the date paid at the annual rate of four percent (4%) above the prime rate as announced from tune to time by The Wall Street Journal but in no event in excess of the maximum rate permitted by law (the "Default Rate"). If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and adjustments thereto and any additional rent for such month or months shall be prorated, based on the number of days in such month. Tenant shall pay Landlord a late charge for any Rent payment which is paid more than TEN (10) days after its due date, equal to five percent (5%) of such payment; PROVIDED THAT SUCH LATE CHARGE SHALL NOT BE IMPOSED UNTIL THE FOURTH (4TH) SUCH LATE PAYMENT EACH LEASE YEAR, AND FOR EACH SUBSEQUENT LATE PAYMENT DURING THE SAME LEASE YEAR. The Base Rental due for the first mouth of the Lease Term SHALL BE PAID TO LANDLORD ON THE COMMENCEMENT DATE.

                  (b) Operating Expenses. Tenant shall pay as additional rent its pro rata share of any Operating Expenses (as hereinafter defined). Landlord shall deliver to Tenant each year, on or before March 31 (or within a reasonable time thereafter), a statement setting forth the amount of Operating Expenses paid or incurred by Landlord, directly or indirectly, during the immediately preceding year. This statement shall delineate Tenant's pro rata share of the Operating Expenses for the preceding year and the estimated amount of Tenant's pro rata share of Operating Expenses for the following year. Within thirty (30) days after delivery of the statement, Tenant shall pay to Landlord, as additional rent, Tenant's pro rata share of the previous year's Operating Expenses not previously paid. Commencing with the rental payment immediately following the receipt of the statement of Operating Expenses, Tenant shall remit as additional rent one-twelfth (1/12) of Tenant's pro rata share of the anticipated Operating Expenses for the following year in addition to the scheduled Base Rental.

         If the Lease Term begins after January 1 or ends prior to December 31, Tenant's pro rata share of the Operating Expenses shown on the statement delivered at the end of such year shall be reduced proportionately. In the event Tenant's share of the Operating Expenses is less than the amount previously estimated and collected by Landlord, Tenant's excess shall be applied to amounts owed to Landlord, and if no amounts are owed, then the excess shall be remitted to Tenant.

         The term "Operating Expenses" as used herein shall include all direct costs of administration, operation, repair and maintenance of the Property, the Building and its Common Areas and appurtenances, as determined in accordance with generally accepted accounting principles, and shall include Landlord's costs and expenses incurred in connection with the following by way of illustration but not limitation: the cost of labor, materials and services for the administration, operation, repair and maintenance of the Property and the Building, its Common Areas and its appurtenances, including but not limited to license, permit and inspection fees; water and sewer charges; garbage and waste disposal; gas, electricity and other utilities consumed in the Common Areas of the Property or Building; heating, air conditioning and ventilation repairs; elevator service; plumbing service and other normal repairs; janitorial and cleaning service in the Common Areas of the Building; landscaping; parking lot cleaning, repairs and maintenance; association fees, including any charges imposed upon the Property by Orlando Central Park, Inc. or any association created by it for maintenance of Common Areas within the development of which the Property is a part; pest control; maintenance contracts; security services or personnel (if provided to the Building); insurance for fire, extended coverage, general liability and other insurance which Landlord is required to maintain on the Building and its appurtenances either by the terms of this Lease or by the holder of any mortgage or deed to secure debt encumbering the Building, or which Landlord reasonably deems to be necessary in connection with the ownership and operation of the Building; fees; supplies, materials, tools, equipment and general costs associated therewith, all accrued and based on a calendar year operation; Taxes; Assessments and Common Area costs described in
Section 8 below.

         The Operating Expenses shall not include the cost of any repairs or replacements which by sound accounting practices should be capitalized, except as follows: (i) if, for any reason, Landlord shall make an expenditure, directly or indirectly, which is intended to reduce any of the Operating Expenses and which, by generally accepted accounting principles would be treated as a capital expenditure, the annual Operating Expenses shall also include the amortization of such capital expenditure based upon a useful life of not less than five (5) years; and (ii) in the event that any local, state or federal government shall, by any legally enforceable legislative, administrative or judicial action, whether by ordinance, act, statute, order, mandate, rule, regulation or otherwise, require during the Lease Term any alteration of or improvement to any portion of the Building, excluding the Premises or any other premises leased or available to be leased by other tenants of the Building (a "Mandated Alteration"), which, by generally accepted accounting principles, would be treated as a capital expenditure, then, provided that such Mandated Alteration is the result of the adoption of a new or changed ordinance, act, statute, order, mandate, rule or regulation or interpretation thereof not existing on the Commencement Date of this Lease, the annual Operating Expenses shall also include the annual amortization of such capital expenditure based upon a useful life of not less than five (5) years. In connection therewith, the decision of Landlord's accountants shall be final.

         (c) Increase in Insurance Premiums. Tenant shall pay to Landlord, as additional rent hereunder, all increases in any insurance premiums under those policies of insurance maintained by the Landlord hereunder, attributable to or resulting from the Tenant's use and occupancy of the Premises or any other action or omission of Tenant.

                  (d) Sales Tax. In addition to the Rent and any other sums or amounts required to be paid by Tenant to Landlord pursuant to the provisions of this Lease, Tenant shall also pay to Landlord, simultaneously with such payment of such Rent or other sums or amounts, the amount of any applicable sales, use or excise tax on any such Rent or other sums or amounts so paid by Tenant to Landlord, whether the same be levied, imposed or assessed by the State of Florida or any other federal, state, county or municipal governmental entity or agency. Any such sales, use or excise taxes shall be paid by Tenant to Landlord at the same time that each of the amounts with respect to which such taxes are payable are paid by Tenant to Landlord.

                  (e) AUDIT. TENANT SHALL HAVE THE RIGHT TO HAVE LANDLORD'S BOOKS AND RECORDS PERTAINING TO OPERATING EXPENSES FOR ANY YEAR DURING THE LEASE TERM REVIEWED, COPIED AND AUDITED ("TENANT'S AUDIT") PROVIDED THAT (i) SUCH RIGHT SHALL NOT BE EXERCISED MORE THAN ONCE DURING ANY CALENDAR YEAR; (ii) IF TENANT ELECTS TO CONDUCT TENANT'S AUDIT, TENANT SHALL PROVIDE LANDLORD WITH WRITTEN NOTICE THEREOF NO LATER THAN THIRTY (30) DAYS FOLLOWING TENANT'S RECEIPT OF LANDLORD'S STATEMENT OF OPERATING EXPENSES FOR THE YEAR TO WHICH TENANT'S AUDIT WILL APPLY; (iii) TENANT SHALL HAVE NO RIGHT TO CONDUCT TENANT'S AUDIT IF TENANT IS, EITHER AT THE TIME TENANT FORWARDS LANDLORD WRITTEN NOTICE THAT TENANT'S AUDIT WILL BE CONDUCTED OR AT ANY TIME DURING TENANT'S AUDIT, THEN IN DEFAULT UNDER THIS LEASE; (iv) CONDUCTING TENANT'S AUDIT SHALL NOT RELIEVE TENANT FROM THE OBLIGATION TO PAY TENANT'S PRO RATA SHARE OF OPERATING EXPENSES, AS BILLED BY LANDLORD, PENDING THE OUTCOME OF SUCH AUDIT; (v) TENANT'S RIGHT TO CONDUCT SUCH AUDIT FOR ANY CALENDAR YEAR SHALL EXPIRE THIRTY (30) DAYS FOLLOWING TENANT'S RECEIPT OF LANDLORD'S STATEMENT OF OPERATING EXPENSES FOR SUCH YEAR, AND IF LANDLORD HAS NOT RECEIVED WRITTEN NOTICE OF SUCH AUDIT WITHIN SUCH THIRTY (30) DAY PERIOD, TENANT SHALL HAVE WAIVED ITS RIGHT TO CONDUCT TENANT'S AUDIT FOR SUCH CALENDAR YEAR; (vi) TENANT'S AUDIT SHALL BE CONDUCTED BY A CERTIFIED PUBLIC ACCOUNTANT NOT EMPLOYED BY OR OTHERWISE AFFILIATED WITH TENANT, EXCEPT TO THE EXTENT THAT SUCH ACCOUNTANT HAS BEEN ENGAGED BY TENANT TO CONDUCT TENANT'S AUDIT; (vii) TENANT'S AUDIT SHALL BE CONDUCTED AT LANDLORD'S OFFICE WHERE THE RECORDS OF THE YEAR IN QUESTION ARE MAINTAINED BY LANDLORD, DURING LANDLORD'S NORMAL BUSINESS HOURS; AND (viii) TENANT'S AUDIT SHALL BE CONDUCTED AT TENANT'S SOLE COST AND EXPENSE, UNLESS SUCH AUDIT DEMONSTRATES TO LANDLORD'S REASONABLE SATISFACTION THAT LANDLORD HAS OVERSTATED THE OPERATING EXPENSES FOR THE YEAR AUDITED BY MORE THAN FIVE PERCENT (5%), IN WHICH CASE LANDLORD SHALL REIMBURSE TENANT FOR ANY OVERPAYMENT OF TENANT'S PRO RATA


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


SHARE OF SUCH OPERATING EXPENSES, AS WELL AS TENANT'S ACTUAL REASONABLE COST INCURRED IN CONDUCTING TENANT'S AUDIT, WITHIN THIRTY (30) DAYS OF LANDLORD'S RECEIPT OF DOCUMENTATION REASONABLY ACCEPTABLE TO LANDLORD REFLECTING THE AMOUNT OF SUCH OVERPAYMENT AND THE COST OF TENANT'S AUDIT.

                  6.       SERVICES TO BE FURNISHED BY LANDLORD.

                           (a)      Provided Tenant is not in default under
this Lease, Landlord agrees to make available to the Premises: water; electric service; and electrical lighting service for all Common Areas in the manner and to the extent deemed by Landlord to be standard. Tenant, at its sole cost and expense, shall pay for its own utility consumption in the Premises.

                           (b)      THE FAILURE BY LANDLORD TO ANY EXTENT TO
FURNISH, OR THE INTERRUPTION OR TERMINATION OF THESE DEFINED SERVICES, IN WHOLE OR ANY PART, RESULTING FROM CAUSES OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, SHALL NOT RENDER LANDLORD LIABLE IN ANY RESPECT NOR BE CONSTRUED AS AN EVICTION OF TENANT, NOR WORK AS AN ABATEMENT OF RENT, NOR RELIEVE TENANT FROM THE OBLIGATION TO FULFILL ANY COVENANT OR AGREEMENT HEREOF. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom.

                  7. CONDITION OF THE PREMISES. All installations and improvements now or hereafter placed on the Premises shall be for Tenant's account and at Tenant's cost, except as otherwise expressly provided for herein (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord upon demand as additional rent. Tenant's taking possession of the Premises shall be conclusive evidence that Tenant has inspected the Premises and accepts the Premises "AS IS" and that the Premises were in good order and satisfactory condition when Tenant took possession, SUBJECT TO ANY WORK WHICH LANDLORD IS REQUIRED TO PERFORM PURSUANT TO EXHIBIT "C" HEREOF.

                  8. MAINTENANCE AND REPAIR OF PREMISES BY LANDLORD. Except as otherwise expressly provided herein and so long as such repairs are not required as a result of the actions or inactions of Tenant, its agents, contractors, employees or invitees, in which event Tenant shall be responsible to make such repairs at its expense, Landlord shall not be required to make any repairs to the Premises other than repairs to exterior and load-bearing walls, floors (excluding the replacement of floor coverings) and the roof of the Building, which may be required from time to time but only after such required repairs have been requested by Tenant in writing. In the interior of the Building, Landlord shall only be responsible for maintaining and repairing the Common Areas, if any. Landlord shall also cause the exterior Common Areas to be maintained and repaired. The cost of any such maintenance and repairs by Landlord as set forth in this Section 8 shall be included in Operating Expenses as described in Section 5(b) above. Landlord my also perform certain maintenance and repairs of items which are considered Common Areas for the Gran Park at South Park development (the "Development"), including without limitation, landscaping along the public right of way and maintenance of private driveways throughout the Development. The Property shall be billed its pro rata share of such costs relating to the Common Areas of the Development based upon a fraction in which the numerator is the square footage of the Property and the denominator is the total square footage of all land within the Development. The amount of such costs so allocated to the Property shall then become Operating Expenses for the Property for which Tenant shall pay its pro rata share.

                  9.       MAINTENANCE OF PREMISES BY TENANT.

                           (a)      Tenant shall maintain all parts of the
Premises, including the HVAC equipment (except for maintenance and repair work for which Landlord is expressly responsible under Section 8 above) in good condition and promptly make all necessary repairs and replacements to the Premises. Tenant shall also be responsible for the cleaning and sweeping of the Premises. Tenant shall be responsible for disposal of its trash and refuse from the Premises and will maintain adequate receptacles for such disposal, the design, placement and capacity of such receptacles to be subject to the prior approval of Landlord. TENANT SHALL BE PERMITTED TO MAINTAIN TRASH DUMPSTERS AT THE BUILDING, WITH LANDLORD AND TENANT TO AGREE ON THE NUMBER NECESSARY TO ACCOMMODATE TENANT'S ACTUAL NEEDS. LANDLORD AND TENANT SHALL ALSO AGREE ON THE PLACEMENT AND SCREENING OF SUCH DUMPSTERS. Outdoor storage of trash, refuse or any other material and receptacles or containers not approved by Landlord is strictly prohibited. At its sole cost and expense, Tenant shall provide interior pest and insect extermination at the Premises as often as is reasonably necessary to eliminate any pests or insects, whether endemic to the Building or specific to the Premises or Tenant's use thereof.

                           (b)      Subject to Landlord's obligations set forth
in Section 6 above, Tenant shall maintain the hot water equipment and the HVAC system in good repair and condition and in accordance with all applicable laws and such equipment manufacturers' suggested operation/maintenance service program. THE HVAC SYSTEM SERVING THE PREMISES SHALL NOT SERVE ANY OTHER SPACE WITHIN THE BUILDING. Tenant shall enter into a regularly scheduled preventive maintenance/service contract for the hot water equipment and the HVAC system, in form and substance and with a contractor reasonably acceptable to Landlord, and shall promptly deliver copies thereof to Landlord. At least fourteen (14) days prior to the end of the Lease Term, Tenant at its sole cost and expense, shall cause to be delivered to Landlord a certificate from an engineer reasonably acceptable to Landlord certifying that the hot water equipment and the HVAC system are then in good repair and working order. TENANT SHALL ALSO HAVE THE RIGHT TO INSTALL, AT ITS SOLE COST AND EXPENSE, AN ADDITIONAL CHILLING SYSTEM FOR ITS "CLEAN ROOM" WITHIN THE PREMISES. THE LOCATION OF SUCH CHILLING EQUIPMENT SHALL BE ON THE ROOF OF THE BUILDING OR THE GROUND ADJACENT TO THE BUILDING. LANDLORD AND TENANT SHALL AGREE ON THE EXACT LOCATION AND THE METHOD OF SCREENING SUCH CHILLING EQUIPMENT, AND THE PARTIES UNDERSTAND AND AGREE THAT SUCH EQUIPMENT AND THE SCREENING THEREOF MUST ALSO COMPLY WITH ALL RELEVANT RESTRICTIVE COVENANTS WHICH AFFECT THE BUILDING AND THE PROPERTY.

                           (c)      If Tenant fails to perform any of Tenant's
maintenance or repair obligations, and if such failure continues for thirty
(30) days after written notice thereof is delivered to Tenant, Landlord may perform such obligation, in which event Tenant shall pay to Landlord the reasonable cost incurred by Landlord in performing such obligation, as additional rent, within thirty (30) days after Landlord's written request therefor.

                           (d)      Tenant acknowledges that Landlord is not
providing security services of
any kind to the Premises or for Tenant's property and that the keys given to Tenant for the Premises may not be secure. At its sole expense, Tenant shall provide whatever security and/or alarm systems Tenant deems necessary or appropriate for the protection of the Premises and of Tenant's personal property and personnel located therein, including, if Tenant desires to do so, installing new locks for the Premises with new keys. Tenant shall provide to Landlord copies of all keys and access codes to allow Landlord entry to the Premises. In no event shall Landlord be responsible for, and Tenant waives any and all claims arising from, the loss or damage to any of Tenant's personal property situated in and on the Premises. Landlord may elect, but shall have no obligation, to provide general area security or guard services and it may discontinue such security or guard services without notice. At its expense, Tenant is also responsible for the maintenance, repair or replacement of any mechanical, security, and fire protection systems which Tenant has installed within the Premises. Tenant is expressly advised that if Tenant should place any fixtures, inventory or equipment with, in or on the Premises prior to the time the Premises are completed and delivered to the Tenant, the risk of loss or damage to such inventory, fixtures, or equipment will be greatly increased in view of the fact that, out of necessity, numerous people will be permitted access to the Premises for the purpose of completion of any work. All such risk of loss or damage shall be borne exclusively by Tenant and not by Landlord, and Tenant hereby waives any claim for any such loss or damage against Landlord relating thereto.

         10. GRAPHICS. Landlord shall provide and install, at Tenant's cost, all letters or numerals on doors in the Premises, all such letters and numerals shall be in the, standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent. LANDLORD SHALL ALSO INSTALL, AT TENANT'S COST, (A) SIGNAGE ON THE EXTERIOR OF THE BUILDING IDENTIFYING TENANT, AND (B) SHIPPING AND RECEIVING TRUCK SIGNAGE IN THE DRIVEWAYS AROUND THE BUILDING. THE SIZE, LOCATION, STYLE AND METHOD OF INSTALLATION AND REMOVAL OF SUCH SIGNAGE SHALL BE SUBJECT TO THE PRIOR APPROVAL OF LANDLORD. UPON TERMINATION OF THIS LEASE, ALL SUCH SIGNAGE SHALL BE REMOVED AT TENANT'S SOLE COST AND EXPENSE, AND TENANT SHALL REPAIR ANY DAMAGE TO THE BUILDING CAUSED BY SUCH REMOVAL.

         11. SURRENDER OF PREMISES. Tenant agrees to and shall, upon expiration or sooner termination of the Lease Term, promptly surrender and deliver the Leased Premises to Landlord without demand therefor in good condition, ordinary wear and tear and damage by the elements, fire, or other cause beyond the reasonable control of Tenant excepted.

         12. REPAIRS AND ALTERATIONS BY TENANT. Landlord shall have the right, at Tenant's cost and expense, to repair or replace any damage done to the Premises and the Building, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors, and, to the extent such costs are not covered by Tenant's insurance proceeds, Tenant shall pay the cost thereof to Landlord on demand as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance, which consent may be withheld for any reason whatsoever or given on such conditions as Landlord may elect. TENANT MAY PLACE VENDING MACHINES WITHIN THE PREMISES. In the event Tenant proposes to make any alteration, Tenant shall, prior to commencing such alteration, submit to Landlord for prior written approval: detailed plans and specifications; the names, addresses and copies of contracts for all contractors; all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; certificates of insurance in form and amounts required by Landlord, naming Landlord, its managing agent and any other parties designated by Landlord as additional insureds; and all other documents and information as Landlord may reasonably request in connection with such alteration. IN THE EVENT TENANT REQUESTS LANDLORD TO PERFORM SUCH ALTERATIONS, Tenant agrees to promptly pay all of Landlord's charges for and costs related to any alteration, repair or service requested by Tenant that is not specifically the responsibility of the Landlord, which charges and costs shall be at Tenant's sole expense and shall include a fifteen percent (15%) supervision fee in addition to the taxes, permits and other charges required by applicable governmental authorities, insurers, laws, regulations and/or requirements for review and/or approval, if applicable, of all such items and supervision of the alterations, repairs and services. TENANT SHALL NOT BE REQUIRED TO USE LANDLORD TO PERFORM SUCH ALTERATIONS. Neither approval of the plans and specifications nor supervision of the alteration by Landlord shall constitute a representation or warranty by Landlord as to the accuracy, adequacy, sufficiency or propriety of such plans and specifications or the quality of workmanship or the compliance of such alteration with applicable law. Tenant shall pay the entire cost of the alteration and, if requested by Landlord, shall deposit with Landlord, prior to the commencement of the alteration, security for the payment and completion of the alteration in form and amount required by Landlord. Each alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications approved by Landlord, and shall meet or exceed the standards for construction and quality of materials established by Landlord for the Building. In addition, each alteration shall be performed in compliance with all applicable governmental and insurance company laws, regulations and requirements. Each alteration shall be performed by Landlord or under Landlord's supervision, and in harmony with Landlord's employees, contractors and other tenants. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises (the "Additional Improvements"). In the event Landlord so elects, and Tenant fails to remove the Additional Improvements, Landlord may remove the Additional Improvements at Tenant's cost, and Tenant shall pay Landlord on demand all costs incurred in removing Additional Improvements.

         13. NET LEASE. Landlord and Tenant acknowledge and agree that both parties intend that this Lease shall be and constitute what is generally referred to as a "triple net" or "absolute net" lease, such that Tenant shall be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the premises and the business operated thereon and therein, and Tenant's pro rata share of Operating Expenses, including, without limitation, all taxes and assessments, utility charges, insurance costs, maintenance costs and repair, replacement and restoration expenses (all as more particularly herein provided), together with any and all other assessments, charges, costs and expenses of any kind or nature whatsoever related to, or associated with, the Premises and the business operated thereon and therein, and the Building and the Property; provided, however, that Landlord shall nonetheless be obligated to pay any debt service on any mortgage encumbering Landlord's fee simple interest in the Property, and Landlord's personal income taxes with respect to the Rents received by Landlord under this Lease. Except as expressly hereinabove provided, Landlord shall bear no cost or expense of any type or nature with respect to, or associated with, the

Premises, the Building, or the Property. NOTWITHSTANDING ANYTHING SET FORTH ABOVE TO THE CONTRARY, LANDLORD SHALL PAY ALL SUMS AND PERFORM ALL OBLIGATIONS OTHERWISE SPECIFICALLY TO BE REQUIRED TO BE PAID AND/OR PERFORMED BY LANDLORD PURSUANT TO THE TERMS OF THIS LEASE.

         14. LAWS AND REGULATIONS. Tenant agrees to comply with all applicable laws, ordinances, rules, and regulations of any governmental entity or agency having jurisdiction over the Premises, including without limitation, the Americans with Disabilities Act. LANDLORD AGREES TO COMPLY WITH ALL APPLICABLE LAWS, ORDINANCES, RULES, AND REGULATIONS OF ANY GOVERNMENTAL ENTITY OR AGENCY (INCLUDING THE AMERICANS WITH DISABILITIES ACT) WITH RESPECT TO THE STRUCTURE OF THE BUILDING AND THE EXTERIOR COMMON AREAS AROUND THE BUILDING.

         15. BUILDING RULES AND REGULATIONS. Tenant will comply with the Building Rules and Regulations adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. All changes to such Building Rules and Regulations shall be sent by Landlord to Tenant in writing. A copy of the proposed initial Building Rules and Regulations applicable to the Building and the Premises is attached hereto as Exhibit "D" and incorporated herein.

         16. ENTRY BY LANDLORD. Tenant agrees to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours UPON 24 HOURS' NOTICE (and in emergencies at all times) WITHOUT NOTICE) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. DURING THE LAST NINE MONTHS OF THE LEASE TERM, LANDLORD MAY SHOW THE PREMISES TO PROSPECTIVE TENANTS WITHOUT HAVING TO GIVE SUCH 24 HOURS' NOTICE TO TENANT. EXCEPT WITH RESPECT TO EMERGENCIES, LANDLORD AGREES TO BE ESCORTED AT ALL TIMES BY A REPRESENTATIVE OF TENANT WHILE LANDLORD IS IN THE PREMISES.

         17.      ASSIGNMENT AND SUBLETTING.

                  (a) Tenant may not assign, sublease or transfer any interest in this Lease or encumber this Lease without first obtaining Landlord's prior written consent, which consent SHALL NOT BE UNREASONABLY WITHHELD. TENANT SHALL PROVIDE LANDLORD WITH ANY AND ALL DOCUMENTS, INSTRUMENTS AND AGREEMENTS PERTAINING TO SUCH PROPOSED ASSIGNMENT REASONABLY NECESSARY FOR LANDLORD TO EVALUATE SUCH PROPOSED ASSIGNMENT. AT A MINIMUM, WITHOUT LIMITATION, FOR EACH PROPOSED ASSIGNMENT THE FOLLOWING REQUIREMENTS MUST BE
SATISFIED: (i) TENANT SHALL NOT BE RELEASED FROM ANY OBLIGATIONS OR ANY LIABILITIES HEREUNDER AS A RESULT OF ANY SUCH ASSIGNMENT; (ii) TENANT SHALL NOT BE IN DEFAULT HEREUNDER AT THE TIME IT REQUESTS LANDLORD'S CONSENT OR ON THE EFFECTIVE DATE OF THE PROPOSED ASSIGNMENT; (iii) LANDLORD SHALL BE PROVIDED WITH SUCH INFORMATION REGARDING THE NAME, IDENTITY, BUSINESS REPUTATION AND CREDITWORTHINESS OF THE PROPOSED ASSIGNEE AS LANDLORD SHALL REASONABLY REQUEST; AND (iv) THE ASSIGNEE SHALL DELIVER TO LANDLORD A WRITTEN AGREEMENT WHEREBY IT ASSUMES JOINTLY AND SEVERALLY WITH TENANT ALL OF THE OBLIGATIONS AND LIABILITIES OF TENANT UNDER THIS LEASE. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void. TENANT SHALL HAVE THE RIGHT TO ASSIGN THIS LEASE TO ANY ENTITY WHICH PURCHASES AT LEAST 50% OF TENANT OR ANY ENTITY INTO WHICH TENANT MERGES. TENANT
SHALL ALSO HAVE THE RIGHT TO ASSIGN THIS LEASE OR SUBLET ALL OR ANY PART OF THE PREMISES TO ITS AFFILIATES. CHANGES IN THE ownership of Tenant WHICH DO NOT RESULT IN A CHANGE OF CONTROL SHALL NOT be deemed an assignment UNDER THIS LEASE AND SHALL NOT REQUIRE LANDLORD'S CONSENT. IN ADDITION, A PUBLIC OFFERING OF TENANT'S STOCK SHALL NOT BE DEEMED AN ASSIGNMENT UNDER THIS LEASE AND SHALL NOT REQUIRE LANDLORD'S CONSENT.

                  (b) If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or part of the Premises, Landlord shall either: approve such sublease or assignment (but no approval of an assignment or sublease shall relieve Tenant of any liability hereunder); negotiate directly with the proposed subtenant or assignee and (in the event Landlord is able to reach agreement with such proposed tenant) upon execution of a lease with such tenant, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice; or deny such sublease or assignment. If Landlord should fail to notify Tenant in writing of its decision within a thirty (30) day period after Landlord is notified in writing of the proposed assignment or sublet, then Landlord shall be deemed to have refused to consent to an assignment or sublet and to have elected to keep this Lease in full force and effect.

                  (c) All cash or other proceeds of any assignment, sale or sublease of Tenant's interest in this Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the rent called for hereunder, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. This covenant and assignment shall benefit Landlord and its successors in ownership of the Building and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee or purchaser of Tenant's interest in this Lease (all such assignees, sublessees or purchasers being hereinafter referred to as "Successors"), by occupying the Premises and/or assuming Tenant's obligations hereunder, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such sale, assignment or subletting, in violation of the provisions hereof.

                  (d) No assignment or subletting shall ever relieve Tenant of any liability hereunder.

         18. MECHANIC'S LIENS. Tenant shall not create or cause to be imposed, claimed or filed upon the Premises, or any portion thereof, or upon the interest of Landlord therein, any lien, charge or encumbrance whatsoever. If, because of any act or omission of Tenant, any such lien, charge or encumbrance shall be imposed, claimed or filed, Tenant shall, at its sole cost and expense, cause the same to be fully paid and satisfied or otherwise discharged of record (by bonding or otherwise) and Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all attorneys' fees, at both trial and all appellate levels, resulting or on account thereof and therefrom. In the event that Tenant shall fail to comply with the provisions of this Section 18, Landlord shall have the option of paying, satisfying or otherwise discharging (by bonding or otherwise) such lien, charge or encumbrance and Tenant agrees to reimburse Landlord, upon demand and as additional rent, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

         Landlord's interest in the Premises shall not be subjected to liens of any nature by reason of Tenant's construction, alteration, renovation, repair, restoration, replacement or reconstruction of any improvements on or in the Premises, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, mechanics' and materialmen's liens. All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Premises) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, renovation, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Premises to any mechanic's or materialmen's lien or claim of lien. If a lien, a claim of lien or an order for the payment of money shall be imposed against the Premises on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within thirty (30) days after written notice of the imposition of such lien, claim or order, cause the Premises to be released therefrom by the payment of the obligation secured thereby or by furnishing a bond or by any other method prescribed or permitted by law. If a lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release in form for recording or filing in the appropriate office of land records of Orange County, Florida, and otherwise sufficient to establish the release as a matter of record.

         Tenant may, at its option, contest the validity of any lien or claim of lien if Tenant shall have first posted an appropriate and sufficient bond in favor of the claimant or paid the appropriate sum into court, if permitted by law, and thereby obtained the release of the Premises from such lien.
If judgment is obtained by the claimant under any lien, Tenant shall pay the same immediately after such judgment shall have become final, and the time for appeal therefrom has expired without appeal having been taken. Tenant shall, at its own expense, defend the interests of Tenant and Landlord in any and all such suits; provided, however, that Landlord may, at its election, engage its own counsel and assert its own defenses, in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense.

         Prior to commencement by Tenant of any work on the Premises which shall have been previously permitted by Landlord as provided in this Lease, Tenant shall record or file a notice of the commencement of such work in the land records of Orange County, Florida, identifying Tenant as the party for whom such work is being performed, stating such other matters as may be required by law and requiring the service of copies of all notices, liens or claims of lien upon Landlord. Any such notice of commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Premises shall not be subject to mechanics or materialmen's liens on account of the work which is the subject of such notice of commencement. A copy of any such notice of commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording or filing thereof, as aforesaid.

         19. PROPERTY AND LIABILITY INSURANCE. Landlord shall maintain fire and extended coverage insurance on the Building and the Premises in such amounts as Landlord shall require. The costs of such insurance shall be included in Operating Expenses, and payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord as their interests shall appear. Landlord, as a part of the Operating Expenses, shall maintain a policy or policies of commercial general liability insurance with respect to its activities in the Building and on the Property, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Tenant shall purchase and maintain such insurance as will protect it from claims set forth below which may arise out of or result from its operations under this Lease, whether such operations be by itself, by any subtenant or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

                  (1) claims under workers compensation, disability benefit, and other similar employee acts;

                  (2) claims for damages because of bodily injury, occupational sickness or disease, or death of its employees;

                  (3) claims for damages because of bodily injury, sickness or disease, or death of any person other than employees;

                  (4) claims for damages insured by usual personal injury liability coverage which are sustained (a) by any person as a result of any offense directly or indirectly related to the employment of such person by Tenant, or (b) by any other person;

                  (5) claims for damages because of injury to or destruction of tangible property, including loss of use thereof; and

                  (6) claim for damages because of bodily injury or property damage arising out of the ownership, maintenance, use, loading or unloading of any motor vehicle.

The insurance required by this Section 19, except for statutory Workers Compensation, shall include Landlord and its property manager as an additional insured with respect to operations performed under this Lease. The property insurance shall provide that it is specific and noncontributory and shall contain a replacement cost endorsement. Tenant shall, prior to commencement of the Lease Term and at Landlord's request from time to time thereafter, provide Landlord with current certificates of insurance evidencing Tenant's compliance with this Section 19 and with Section 20. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least thirty (30) days prior to such expiration, and the certificates of insurance shall provide that Tenant's insurance coverage may not be changed, reduced or cancelled without at least thirty (30) days prior written notice to Landlord. The insurance companies providing coverage required of Tenant under this Section 19 and in Section 20 shall be acceptable to the Landlord, shall be licensed to do business in the State of Florida, and shall have a "Best's Rating" of "A" or "A+". In the event Tenant shall fail to procure such insurance, Landlord may at its option after giving Tenant no less than ten (10) days prior written notice of its election to do so, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as additional rent upon receipt by Tenant of bills therefor.

         20. INSURANCE LIMITS. THE REQUIRED limits of liability for the policies required of Tenant under Section 19 shall be:

                  (a)      Workers Compensation and Employers Liability

                           Coverage A - Statutory
                           Coverage B - $1,000,000

                  (b)      Comprehensive General Liability (occurrence form)

                           Per Occurrence                     -$500,000
                           General Aggregate                  -$2,000,000
                           Products Aggregate                 -$2,000,000

                  Coverage must be endorsed to include a "Per Project" or "Per Location" Aggregate.

                  (c)      Automobile Liability

                           Bodily Injury              -$500,000 per person
                                                      -$1,000,000 per accident
                           Property Damage            -$100,000 per accident

                                       OR

                           Combined Single Limit of $500,000

                  (d)      Umbrella Liability

                           $5,000,000.

         21. INDEMNITY. LANDLORD SHALL NOT BE LIABLE TO TENANT, OR TO TENANT'S AGENTS, SERVANTS, EMPLOYEES, CUSTOMERS OR INVITEES, FOR ANY INJURY TO PERSON OR DAMAGE TO PROPERTY CAUSED BY ANY ACT, OMISSION, OR NEGLECT OF TENANT, ITS AGENTS, SERVANTS, EMPLOYEES, INVITEES, LICENSEES OR ANY OTHER PERSON ENTERING THE PROPERTY UNDER THE INVITATION OF TENANT, OR ARISING OUT OF THE USE OF THE PREMISES BY TENANT AND THE CONDUCT OF ITS BUSINESS OR OUT OF A DEFAULT BY TENANT IN THE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER. TENANT HEREBY AGREES TO INDEMNIFY, HOLD HARMLESS AND DEFEND (WITH COUNSEL REASONABLY ACCEPTABLE TO LANDLORD) LANDLORD, ITS AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES FROM ANY AND ALL LIABILITY AND CLAIMS FOR ANY SUCH DAMAGE OR INJURY. LANDLORD HEREBY AGREES TO INDEMNIFY, HOLD HARMLESS AND DEFEND (WITH COUNSEL REASONABLY ACCEPTABLE TO TENANT) TENANT, ITS AGENTS OFFICERS, DIRECTORS AND EMPLOYEES FROM ANY AND ALL LIABILITY AND CLAIMS FOR DAMAGE OR INJURY CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, ITS AGENTS, SERVANTS OR EMPLOYEES.

         22. WAIVER OF SUBROGATION RIGHTS. ANYTHING IN THIS LEASE TO THE CONTRARY NOTWITHSTANDING, TENANT HEREBY WAIVES ANY AND ALL RIGHTS OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION, AGAINST LANDLORD AND ITS PROPERTY MANAGER, THEIR AGENTS (INCLUDING PARTNERS, BOTH GENERAL AND LIMITED), OFFICERS, DIRECTORS, SHAREHOLDERS, CUSTOMERS, INVITEES OR EMPLOYEES, FOR ANY LOSS OR DAMAGE THAT MAY OCCUR TO THE PREMISES OR ANY IMPROVEMENTS THERETO, OR THE BUILDING OF WHICH THE PREMISES ARE A PART OR ANY IMPROVEMENTS THEREON, OR ANY PERSONAL PROPERTY OF TENANT THEREIN, BY REASON OF FIRE, THE ELEMENTS OR ANY OTHER CAUSE WHICH IS OR IS REQUIRED TO BE INSURED AGAINST UNDER THE INSURANCE POLICIES REFERRED TO IN SECTIONS 19 AND 20 HEREOF, REGARDLESS OF CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF LANDLORD, ITS AGENTS, PARTNERS, SHAREHOLDERS, OFFICERS, DIRECTORS, CUSTOMERS, INVITEES OR EMPLOYEES, AND COVENANTS THAT NO INSURER SHALL HOLD ANY RIGHT OF SUBROGATION AGAINST LANDLORD. TENANT SHALL ADVISE INSURERS OF THE FOREGOING WAIVER AND SUCH WAIVER SHALL BE A PART OF EACH POLICY MAINTAINED BY TENANT.

         23. CASUALTY DAMAGE. In the event (a) that the Premises should be totally destroyed by fire, tornado or other casualty, or (b) that the Premises or the Building should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such casualty, or (c) of a material uninsured loss to the Premises, Building or Property (WHICH LACK OF INSURANCE COVERAGE IS NOT CAUSED BY ANY DEFAULT OF LANDLORD UNDER THIS LEASE), Landlord may at its option terminate this Lease, in which event the rent shall be abated during the unexpired portions of this Lease effective with the date of such casualty. In the event Landlord elects or is required to restore or rebuild the Premises or Building as provided above, Landlord shall, within sixty (60) days after the date of such casualty, commence to rebuild or repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition which existed immediately prior to the occurrence of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building, the Property or the Premises. Unless the casualty is a result of Tenant's fault or neglect, TENANT'S RENT SHALL ABATE during the time the Premises are unfit for occupancy. In the event any mortgagee under a deed of trust, security agreement or mortgage encumbering the Premises should require that the insurance proceeds received as a result of a casualty be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building, the Property or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. LANDLORD SHALL, WITHIN SIXTY (60) DAYS FOLLOWING ANY SUCH CASUALTY, GIVE TENANT AN ESTIMATE OF THE TIME TO REPAIR SUCH DAMAGE. IF, IN LANDLORD'S REASONABLE ESTIMATION, THE PREMISES CANNOT BE RESTORED, TO THE EXTENT OF LANDLORD'S WORK THEREIN, WITHIN SIX (6) MONTHS FOLLOWING SUCH DAMAGE OR DESTRUCTION, TENANT SHALL HAVE THE OPTION TO TERMINATE THIS LEASE BY DELIVERING WRITTEN NOTICE TO LANDLORD WITHIN FIFTEEN (15) DAYS AFTER LANDLORD HAS GIVEN TENANT ITS ESTIMATE OF THE TIME TO REPAIR SUCH DAMAGE.

         24. CONDEMNATION. If the whole or substantially the whole of the Building, or ANY PORTION OF the Premises, should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical, possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building is taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and installing shell improvements in the Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. Except for any amounts specifically awarded to Tenant for its separate property and fixtures, all amounts awarded upon a taking of any part or all of the Property, Building or the Premises belong to Landlord, and Tenant shall not be entitled to and expressly waives all claim to any such compensation. NOTWITHSTANDING THE FOREGOING, TENANT SHALL BE ENTITLED TO PURSUE REIMBURSEMENT CLAIM OR COMPENSATION CLAIMS TO WHICH TENANT IS ENTITLED UNDER APPLICABLE LAW, SO LONG AS SUCH CLAIMS DO NOT DECREASE THE
AMOUNT OF LANDLORD'S AWARD.

         25. DAMAGES FROM CERTAIN CAUSES. Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause except for Landlord's negligence or willful misconduct. Landlord shall not be liable for any damage or inconvenience which may arise through repair or alteration of any part of the Building or the Premises.

         26.      EVENTS OF DEFAULT/REMEDIES.

                  (a) The following events shall be deemed to be events of default by Tenant under this Lease: Tenant shall fail to pay any Rent or other sum of money due hereunder and such failure shall continue for a period of TEN
(10) DAYS AFTER TENANT'S RECEIPT OF NOTICE THEREOF FROM LANDLORD; PROVIDED, HOWEVER, THAT LANDLORD SHALL NOT BE REQUIRED TO PROVIDE TENANT WITH THE NOTICE AND TEN-DAY PERIOD SET FORTH IN THIS SUBPARAGRAPH MORE THAN THREE (3) TIMES DURING ANY LEASE YEAR, AND THE FOURTH AND EACH SUBSEQUENT FAILURE TO TIMELY PAY SUCH SUMS DURING ANY LEASE YEAR SHALL IMMEDIATELY CONSTITUTE AN EVENT OF DEFAULT HEREUNDER; Tenant shall fail to comply with any provision of this Lease or any other agreement between Landlord and Tenant not requiring the payment of money, all of which terms, provisions and covenant shall be deemed material, and such failure shall continue for a period of thirty (30) days (or immediately if the failure involves a hazardous condition) after written notice of such default is delivered to Tenant; PROVIDED, THAT IN THE EVENT ANY SUCH FAILURE IS NOT REASONABLY SUSCEPTIBLE OF CURE WITHIN SUCH THIRTY (30)-DAY PERIOD, TENANT SHALL HAVE A REASONABLE TIME TO CURE SUCH FAILURE (NOT TO EXCEED NINETY (90) DAYS TOTAL), PROVIDED TENANT COMMENCES CURE AS SOON AS IS REASONABLY POSSIBLE, AND PROSECUTES SUCH CURE DILIGENTLY TO COMPLETION; the leasehold hereunder demised shall be taken on execution, levied upon or attached or other process of law in any action against Tenant; Tenant notifies Landlord, at any time prior to the Commencement Date, that Tenant does not intend to take occupancy of the Premises upon the Commencement Date or Tenant shall fail to promptly move into and take possession of the Premises when the Premises are ready for occupancy or shall cease to do business in, vacate or abandon any portion of the Premises; Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant notifies Landlord that it knows such a petition will be filed or has been filed or Tenant notifies Landlord that it expects such a petition to be filed; or a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant.

                  (b) Remedies on Default. If any of the events of default hereinabove specified shall occur, Landlord, at any time thereafter, shall have and may exercise any of the following rights and remedies:

                      (i) Landlord may, pursuant to written notice thereof to Tenant, terminate this Lease and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for Landlord's own account and, for Tenant's breach of and default under this Lease, recover immediately from Tenant any and all Rent and other sum and damages due or in existence at the time of such termination, including, without limitation: (a) all Rent and other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder, (b) all costs and expenses of Landlord in connection with the recovery of possession of the Premises, including reasonable attorneys' fees and court costs, and (c) all costs and expenses of Landlord in connection with any reletting or attempted reletting of the Premises or any part or parts thereof, including, without limitation, brokerage fees, attorneys' fees and the cost of any alterations or repairs which may be reasonably required to so relet the Premises, or any part or parts thereof.

                      (ii) Landlord may, pursuant to any prior notice required by law, and without terminating this Lease, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for the account of Tenant, make such alterations of and repairs to the Premises as may be reasonably necessary in order to relet the same or any part or parts thereof and relet or attempt to relet the Premises or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the term of this Lease), at such rents and upon such other terms and provisions as Landlord, in its sole, but reasonable, discretion, may deem advisable. If Landlord relets or attempts to relet the Premises, Landlord shall, be the sole judge as to the terms and provisions of any new lease or sublease and of whether or not a particular proposed new tenant or sublessee is acceptable to Landlord. Upon any such reletting, all rents received by the Landlord from such reletting shall be applied: (a) first, to the payment of all costs and expenses of recovering possession of the Premises, (b) second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys' fees and the cost of any alterations and repairs reasonably required for such reletting;
(c) third, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to the Landlord, (d) fourth, to the payment of all Rent and other sums due and unpaid hereunder, and (e) fifth, the residue, if any, shall be held by the Landlord and applied in payment of future Rents as the same may become due and payable hereunder. If the rents received from such reletting during any period shall be less than that required to be paid during that period by the Tenant hereunder, Tenant shall promptly pay any such deficiency to the Landlord and failing the prompt payment thereof by Tenant to Landlord, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of rent shall otherwise become due under this Lease, or, at the option of Landlord, at the end of the term of this Lease. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Premises or other breach of or default under this Lease other than a default in the payment of rent. No such re-entry, retaking or resumption of possession of the Premises by the Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention shall be given to the Tenant or unless the termination of this Lease be decreed by a court of competent jurisdiction. Notwithstanding any such re-entry and reletting or attempted reletting of the Premises or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Lease or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Lease.

                      (iii) Landlord may, without re-entering, retaking or resuming possession of the Premises, sue for all Rent and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder either: (i) as they become due under this Lease, taking into account that Tenant's right and option to pay the Rent hereunder on a monthly basis in any particular Lease year is conditioned upon the absence of a default on Tenant's part in the performance of its obligations under this Lease, or (ii) at Landlord's option, accelerate the maturity and due date of the whole or any part of the Rent for the entire then-remaining unexpired balance of the term of this Lease, as well as all other sums, charges, payments, costs and expenses required to be paid by Tenant to Landlord hereunder, including, without limitation, damages for breach or default of Tenant's obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Lease shall, following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. Landlord may then proceed to recover and collect all such unpaid Rent and other sums so sued for from Tenant by distress, levy, execution or otherwise. Regardless of which of the foregoing alternative remedies is chosen by Landlord under this subparagraph (iii), Landlord shall not be required to relet the Premises nor exercise any other right granted to Landlord pursuant to this Lease, nor shall Landlord be under any obligation to minimize or mitigate Landlord's damages or Tenant's loss as a result of Tenant's breach of or default under this Lease.

         In addition to the remedies hereinabove specified and enumerated, Landlord shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies of re-entry, unlawful detainer proceedings and other remedies were not herein provided. Accordingly, the mention in this Lease of any particular remedy shall not preclude Landlord from having or exercising any other remedy at law or in equity. Nothing herein contained shall be construed, as precluding the Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve the Landlord's right or the interest of the Landlord in the Premises and in this Lease, even before the expiration of any notice periods provided for in this Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of the Landlord in this Lease and in the Premises.

                  (c) This Section 26 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion hereof shall not thereby render unenforceable any other portion.

                  (d) Landlord shall be in default hereunder in the event Landlord has not commenced and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In SUCH EVENT, TENANT SHALL BE ENTITLED TO SEEK WHATEVER REMEDIES ARE PERMITTED AT LAW OR IN EQUITY. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagee(s) holding mortgages on the Building notice and a reasonable time to cure any default by Landlord.

         27. PEACEFUL ENJOYMENT. Tenant shall and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof including, without limitation, Section 28 hereof, provided that Tenant pays the Rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest hereunder.

         28. HOLDING OVER. In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant Section 26(b) hereof, unless otherwise agreed to in writing, such hold over shall constitute and be construed as a tenancy at sufferance, and Tenant shall, throughout the entire holdover period, pay rent equal to 150% of the rent which would have been applicable had the Lease Term continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of this Lease. Additionally, Tenant shall be liable to Landlord for all of Landlord's consequential damages resulting directly or indirectly from Tenant's failure to surrender the Premises to Landlord in accordance with this Lease.

         29. SUBORDINATION TO MORTGAGE. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising encumbering the Premises, the Building and/or the Property, and to any renewals, modifications, consolidations, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, or the Building and/or the Property and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord in any request. The terms of this Lease are subject to approval by Landlord's mortgagee(s) and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this paragraph, promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require. Notwithstanding the foregoing, Tenant's agreement to subordinate this Lease to any mortgagee shall be contingent upon Tenant receiving from such mortgagee a nondisturbance agreement in a form reasonably acceptable to Tenant and such mortgagee.

         30.      LANDLORD'S LIEN.

         31. PARKING. Tenant shall have a non-exclusive license to use FIVE AND ONE-HALF(5.5) parking spaces associated with the Building per One Thousand (1,000) square feet of Rentable Area in the Premises. Tenant's right to such parking spaces is subject to Landlord's rights to grant other tenants of the Building the rights to parking spaces associated with the Building. Landlord reserves the right from time to time to assign, or re-assign, the location of such parking spaces in any manner that Landlord in Landlord's sole discretion deems beneficial to the operation of the Building. Tenant agrees that it will employ its best efforts to prevent the use by Tenant's employees and visitors of parking spaces allocated exclusively to other tenants. Landlord reserves the right to promulgate rules and regulations for the use of all parking areas at any time during the term of this Lease. All motor vehicles (including all contents thereof) shall be parked in such spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles, or the contents thereof. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the parking spaces. Nothing herein shall be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively. NOTWITHSTANDING THE FOREGOING, TENANT SHALL HAVE THE RIGHT TO PARK TWO CARS AND THREE GOLF CARTS IN A DESIGNATED AREA TO BE AGREED UPON BY LANDLORD AND TENANT, 24 HOURS PER DAY, SEVEN DAYS PER WEEK.

         32. ATTORNEYS' FEES. If either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, and shall obtain a judgment or decree in its favor, the court shall award to such prevailing party its reasonable costs and reasonable attorneys' fees, specifically including reasonable attorneys' fees incurred in connection with any appeals (whether or not taxable as such by law). Landlord shall also be entitled to recover its reasonable attorneys' fees and costs incurred in any bankruptcy action filed by or against Tenant, including, without limitation, those incurred in seeking relief from the automatic stay, in dealing with the assumption or rejection of this Lease, in any adversary proceeding, and in the preparation and filing of any proof of claim.

         33. NO IMPLIED WAIVER. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement herein or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

         34. PERSONAL LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and Property, and Tenant agrees to look solely to Landlord's interest in the Building and the Property for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

         35. SECURITY DEPOSIT. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Tenant's liability for damages in case of default by Tenant. Landlord may commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

         36. NOTICE. Any notice in this Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this lease expressly provided, be given or be served by depositing the same in the United States mail, postage prepaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by any other nationally recognized overnight courier, addressed to the party to be notified at the address stated in this Lease or such other address notice of which has been given to the other party. Notice personally delivered shall be effective when delivered or when the recipient refuses delivery; notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three
(3) days after it is so deposited; and notice deposited with an overnight carrier shall be effective one (1) day after it is so deposited.

         37. SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         38. RECORDATION. Tenant agrees not to record this Lease or any memorandum hereof. The parties hereto will execute and record a memorandum of this Lease, if requested by Landlord.

         39. GOVERNING LAW. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Florida.

         40. FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by EITHER PARTY, SUCH PARTY shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the reasonable control of SUCH PARTY. NOTWITHSTANDING THE FOREGOING, THIS SECTION 40 SHALL NOT APPLY TO THE PAYMENT OF RENT OR OTHER CHARGES BY TENANT.

         41. TIME OF PERFORMANCE. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

         42. TRANSFERS BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

         43. BROKER. Each of the parties represents and warrants to the other that except as expressly set forth in this Section 43, such party has not dealt with any broker, agent or other person in connection with this Lease and that no other broker, agent or other person brought about this Lease through the acts of or employment of either party, and each party hereby agrees to indemnify, defend and hold the other party harmless from all liability arising from any claim for brokerage commissions of any kind (including, without limitation, attorneys' fees incurred in connection therewith) in connection with this Lease, which claim arises (directly or indirectly) out of an agreement, contract, course of dealings or relationship between Tenant and the claiming party. The terms and provisions of this Section 43 shall survive the expiration or sooner termination of this Lease.

         44. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord, and this Lease has been approved by Landlord's mortgagee.

         45. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights, each of which Landlord may exercise without liability to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim, to change the name or street address of the Building or the suite number of the Premises, PROVIDED THAT LANDLORD SHALL PAY THE REASONABLE COSTS FOR TENANT TO CHANGE ITS STATIONERY AND BUSINESS CARDS; to install, affix and maintain any and all signs on the exterior OF THE BUILDING OR IN THE COMMON AREAS OF THE interior of the Building, SUBJECT TO ANY RESTRICTIONS SET FORTH IN THIS LEASE, to make repairs, decorations, alterations, additions or improvements, whether structural or otherwise, in and about the Building, and for such purposes to enter upon the Premises, temporarily close doors, corridors and other areas in the Building and interrupt or temporarily suspend services or use of Common Areas, and Tenant agrees to pay Landlord for overtime and similar expenses incurred if such work is done other than during ordinary business hours at Tenant's request; to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises, SUBJECT TO ANY LIMITATIONS ON
LANDLORD'S ENTRY CONTAINED IN THIS LEASE; to grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building (OTHER THAN IN THE PREMISES); to show or inspect the Premises at reasonable times and, if vacated or abandoned, to prepare the Premises for reoccupancy, SUBJECT TO ANY LIMITATIONS ON LANDLORD'S ENTRY CONTAINED IN THIS LEASE; to install, use and maintain in and through the Premises pipes, conduits, wires and ducts serving the Building, provided that such installation, use and maintenance does not unreasonably interfere with Tenant's use of the Premises, PROVIDED THAT SUCH PIPES, CONDUITS, WIRES AND DUCTS ARE SHOWN ON THE APPROVED PLANS AND SPECIFICATIONS FOR THE PREMISES; to take any other action which Landlord deems reasonable in connection with the operation, maintenance, marketing or preservation of the Building WHICH IS OTHERWISE CONSISTENT WITH THE OTHER TERMS OF THE LEASE; and to approve the weight, size and location of safes or other heavy equipment or articles IF THEY ARE HEAVIER THAN 250 POUNDS PER SQUARE FOOT, which articles may be moved in, about or out of the Building or Premises at Tenant's sole risk and responsibility.

         46. WAIVER OF TRIAL BY JURY. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LANDLORD OR TENANT AGAINST THE OTHER IN CONNECTION WITH THIS LEASE.

         47. ESTOPPEL CERTIFICATE. Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may require, stating (but not limited to) the following: the Commencement Date of this Lease; the space occupied by Tenant hereunder; the expiration date hereof; a description of any renewal or expansion options, if any; the amount of Rent currently and actually paid by Tenant under this Lease; the nature of any default or claimed default hereunder by Landlord; and that Tenant is not in default hereunder nor has any event occurred which with the passage time or the giving of notice would become a default by Tenant hereunder. Landlord agrees that, within twenty
(20) days after written request from Tenant, Landlord shall execute, acknowledge and deliver to Tenant a similar estoppel certificate.

         48.      ENVIRONMENTAL MATTERS.

                  (a)      Defined Terms.

                           (1)      "Damages" shall mean all damages, and
includes, without limitation, punitive damages, liabilities, costs, losses, diminutions in value, fines, penalties, demands, claims, cost recovery actions, lawsuits, administrative proceedings, orders, response action costs, compliance costs, investigation expenses, consultant fees, attorneys' and paralegals' fees and litigation expenses.

                           (2)      "Environmental Law" shall mean any current
or future statute, ordinance, regulation or rule pertaining to (1) the protection of health, safety and the indoor or outdoor environment, (2) the conservation, management or use of natural resources and wildlife, (3) the protection or use of surface water and groundwater, (4) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation, investigation or handling of, or exposure to, any Hazardous Material or (5) pollution (including any release to air, land, surface water and groundwater), and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.9601 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.6901 et seq., the, Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. ss.1251 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. ss.7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. ss.2601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. App. ss.1801 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.651 et seq., any state or local law requiring notifications or reports upon conveyance or other events, any similar, implementing or successor law, any amendment, rule, regulation, order or directive issued thereunder, and all other federal, state, regional, county, municipal, and local laws, regulations, and ordinances insofar as they regulate Hazardous Materials.

                           (3)      "Governmental Approval" shall mean any
permit, license, variance, certificate, consent, letter, clearance, closure, exemption, decision, action or approval of any international, foreign, federal, state, regional, county or local person or body having governmental or quasi-governmental authority or a subdivision thereof.

                           (4)      "Hazardous Material" shall mean any
substance, chemical, compound, product, solid, gas, liquid, waste, by product, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, asbestos, polychlorinated biphenyls, petroleum (including crude oil or any fraction thereof) and any such material classified or regulated as "hazardous" or "toxic" pursuant to any Environmental Law.

                           (5)      "Hazardous Material Activity" shall mean
any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material.

\


                  (b) Representations and Warranties of Tenant and Landlord. Tenant represents and warrants as of the date of this Lease, as to the Premises:

                           (1) Tenant is in compliance with any applicable Environmental Law; and

                           (2)      Tenant intends to conduct no Hazardous
Material Activity on the Premises, except in the ordinary course of its business, NOTWITHSTANDING ANYTHING SET FORTH HEREIN TO THE CONTRARY, TENANT MAY STORE, USE AND DISPOSE OF HAZARDOUS MATERIAL INCIDENTAL TO ITS MANUFACTURING ACTIVITIES, PROVIDED, HOWEVER, THAT ANY SUCH STORAGE, USE OR DISPOSAL IS STRICTLY IN ACCORDANCE WITH ALL APPLICABLE ENVIRONMENTAL LAWS. THE NATURE OF SUCH HAZARDOUS MATERIAL USED IN TENANT'S BUSINESS IS AS FOLLOWS: MATERIALS FOUND IN SMALL ELECTRONIC COMPONENTS, TOGETHER WITH SMALL AMOUNTS OF CLEANING FLUIDS AND ADHESIVES USED IN THE ASSEMBLY, TESTING AND CLEANING OF ELECTRONIC COMPONENTS.

         Landlord represents and warrants as of the date of this Lease that it has no actual knowledge, without independent investigation, of any violations of any applicable Environmental Law with respect to the Property or the Building.

                  (c) Covenants of Tenant. Tenant hereby covenants that, during the term of this Lease as to the Premises:

                           (1)      Tenant shall comply at its sole cost and
expense with all applicable Environmental Laws and shall be responsible for making any notification or report required to be made by any applicable Environmental Law;

                           (2)      Tenant shall not conduct any Hazardous
Material Activity on the Premises, except in the ordinary course of its business, including, but not limited to, installing any underground storage tanks; taking any action that would subject the Premises to the permit requirements under Resource, Conservation and Recovery Act for storage, treatment or disposal of Hazardous Materials, disposing of Hazardous Materials in dumpsters provided by Landlord for tenant use, discharging Hazardous Materials into drains or sewers, or causing or allowing the release of any Hazardous Materials on, to or from the Premises, the Building or the Property;

                           (3)      If Tenant's use, including any Hazardous
Material Activity, gives rise to liability or to a claim under any Environmental Law, or any common law theory of tort or otherwise, causes a threat to, or endangers human health or the environment, or creates a nuisance or trespass, Tenant shall, to the reasonable satisfaction of Landlord and at Tenant's sole cost and expense, promptly take all actions as are necessary to return the Premises or any adjacent property to the condition existing prior to the introduction of any such Hazardous Material and to comply with all applicable Environmental Laws and eliminate or avoid any liability claim with respect thereto. Landlord's written approval of such actions to be taken with respect to the Premises or any adjacent property shall first be obtained;

                           (4)      Tenant shall provide Landlord with copies
of all environmental reports and tests obtained by Tenant, and within ten (10) days of Tenant's receipt of a written request by Landlord, any other applicable documents and information with respect to environmental matters;

                           (5)      Tenant shall provide Landlord promptly with
copies of all summonses, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, claim, complaints, investigations, judgments, letters, notices of environmental liens or response actions in progress, and other communications, written or oral, actual or threatened, from any federal, state, or local agency or authority, or any other entity or individual, concerning any actual or alleged release of a Hazardous Material on, to or from the Premises, the imposition of any lien on the Premises, any actual or alleged violation of, or responsibility under, any Environmental Laws, or any actual or alleged liability under any theory of common law tort or toxic tort, including, without limitation, negligence, trespass, nuisance, strict liability, or ultrahazardous activity;

                           (6)      Tenant shall allow Landlord or its
representatives from time to time, at Landlord's expense and reasonable discretion, upon reasonable prior written notice to Tenant to inspect the Premises and conduct an environmental assessment (including invasive soil or groundwater sampling), including, without limitation, to facilitate any sale or lease of the Premises, the Building and/or the Property; and

                           (7)      Tenant shall, upon the written request of
Landlord, timely provide a report of an environmental assessment of reasonable scope, form and depth by a consultant reasonably approved by Landlord as to (1) any matter to the extent such matter is attributable to events or conditions which arise during the Lease Term and for which notice is provided pursuant to the above, requirements or which may reasonably be believed by Landlord to form the basis for a claim under any Environmental Law or under any common law theory of tort, and (2) the general environmental condition of the Premises within three hundred sixty-five (365) days of the expiration of this Lease or the earlier termination thereof or of Landlord's right to possession of the Premises. If such a requested environmental report is not delivered within seventy-five (75) days after receipt of Landlord's request, then Landlord my arrange for same. The reasonable cost of any assessment pursuant to subpart (1) of this provision or any assessment pursuant to subpart (2) of this provision which discloses a breach of this Section 48 shall be payable by Tenant.

                  (d) RIGHTS OF LANDLORD. In the event that Tenant shall fail to comply with any of its obligations under this Section 48 as and when required hereunder and after giving Tenant prior written notice and a reasonable opportunity to cure the same, Landlord shall have the right (but not the obligation) to take such action as is required, in Landlord's sole discretion, to be taken by Tenant hereunder and in such event, Tenant shall be liable and responsible to Landlord for all costs, expenses, liabilities, claims and other obligations paid, suffered, or incurred by Landlord in connection with such matters. Tenant shall reimburse Landlord immediately upon demand for all such amounts for which Tenant is liable.

                  (e) IDENTIFICATION AND WAIVER. Notwithstanding anything contained in this Lease to the contrary, Tenant shall indemnify, hold harmless, and hereby waives any claim for contribution against, Landlord, and its beneficiaries, officers, directors, shareholders, employees, and agents from and against any and all claims, response costs, losses, liabilities, damages, costs, and expenses, including, but not limited to, the costs and expenses of investigations, studies, health or risk assessments and consulting fees, and including, without limitation, loss of rental income, loss due to business interruption, and reasonable attorneys' fees and costs, arising out of or in any way connected with any or all of the following:

                           (1)      any Hazardous Materials which, at any time
during the term of this Lease are or were actually or allegedly generated, stored, treated, released, disposed of, used or otherwise located on or at the Premises, including, but not limited to, any and all (i) liabilities under any common law theory of tort, nuisance, strict liability, ultrahazardous activity, negligence or otherwise based upon, resulting from or in connection with any Hazardous Material, and (ii) obligations to take response, cleanup or corrective action pursuant to any investigation or remediation in connection with the decontamination, removal, transportation, incineration, or disposal of any of the foregoing; and

                           (2)      any actual or alleged illness, disability,
injury, or death of any person in any manner arising out of or allegedly arising out of exposure to Hazardous Materials present at the Premises and attributable to events or conditions which arose during the term of this Lease, regardless of when any such illness, disability, injury, or death shall have occurred or been incurred or manifested itself; and

                           (3)      any actual or alleged failure of Tenant or
the Premises at any time and from time to time to comply with all applicable Environmental Laws to the extent non-compliance is attributable to events and conditions which arose during the term of this Lease: and

                           (4)      any failure by Tenant to comply with its
obligations under this Section 48.

         NOTWITHSTANDING THE FOREGOING, TENANT SHALL NOT BE REQUIRED TO INDEMNIFY LANDLORD AGAINST ANY HAZARDOUS MATERIALS WHICH EXISTED WITHIN THE PREMISES OR ON THE PROPERTY PRIOR TO THE DATE OF THIS LEASE OR WHICH WERE PLACED WITHIN THE PREMISES OR ON THE PROPERTY BY ANY PARTY OTHER THAN TENANT OR ITS AGENTS, EMPLOYEES, SERVANTS, OR CONTRACTORS. In the event any claims or other assertion of liability shall be made against Landlord for which Landlord is entitled to indemnity hereunder, Landlord shall notify tenant of such claim or assertion of liability and thereupon Tenant shall, at its sole cost and expense, assume the defense of such claim or assertion of liability, in a manner and with counsel reasonably acceptable to Landlord, and continue such defense at all times thereafter until completion. The obligations of Tenant under this Section 48 shall survive any termination or expiration of this Lease.

         49.      RADON GAS. As directed by Section 404.056, Florida Statutes:
"Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

         50.      RELOCATION.



         51. EXHIBITS. The following exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:

                     Exhibit "A"         -  Legal Description of Property
                     Exhibit "B"         -  Description of Premises
                     Exhibit "C"         -  Work Letter
                     Exhibit "D"         -  Rules and Regulations

         52. EXPANSION OPTIONS. LANDLORD HEREBY GRANTS TENANT THREE EXPANSION OPTIONS TO ADD SPACE TO THE PREMISES AS DESCRIBED BELOW:

                  (a) EXPANSION OPTION 1 - 56,600 SQUARE FEET OF RENTABLE AREA ON OR BEFORE THE DATE THAT LANDLORD OBTAINS A CERTIFICATE OF OCCUPANCY FOR THE SHELL BUILDING.

                  (b) EXPANSION OPTION 2 - 31,711 SQUARE FEET OF RENTABLE AREA ON OR BEFORE SIX (6) MONTHS AFTER THE COMMENCEMENT DATE OF THIS LEASE.

                  (c) EXPANSION OPTION 3 - 25,299 SQUARE FEET OF RENTABLE AREA ON OR BEFORE FOURTEEN (14) MONTHS AFTER THE COMMENCEMENT DATE OF THIS LEASE.

SUCH AREAS ARE REFERRED TO HEREIN AS "EXPANSION SPACE 1", "EXPANSION SPACE 2", AND "EXPANSION SPACE 3", RESPECTIVELY, AND SUCH AREAS ARE COLLECTIVELY REFERRED TO AS THE "EXPANSION SPACES." SUCH EXPANSION SPACES ARE SHOWN ON EXHIBIT B ATTACHED HERETO AND MADE A PART HEREOF. TENANT SHALL EXERCISE EACH OPTION TO ADD AN EXPANSION SPACE TO THE PREMISES BY DELIVERING WRITTEN NOTICE TO LANDLORD, ON OR BEFORE THE DATES SET FORTH WITH RESPECT TO EACH EXPANSION SPACE ABOVE, STATING THAT TENANT HAS EXERCISED THE APPROPRIATE EXPANSION OPTION. IF TENANT EXERCISES ITS RIGHT TO LEASE ANY EXPANSION SPACE BY DELIVERING SUCH WRITTEN NOTICE TO LANDLORD AS PROVIDED ABOVE, SUCH EXPANSION SPACE SHALL BE ADDED TO THE PREMISES ON THE SAME TERMS AND CONDITIONS AS ARE CONTAINED IN THIS LEASE, INCLUDING THE RENTAL RATE PER SQUARE FOOT AND THE TENANT IMPROVEMENT ALLOWANCE, PROVIDED THAT BASE RENTAL SHALL COMMENCE ON THE FOLLOWING DATES WITH RESPECT TO EACH EXPANSION SPACE: EXPANSION SPACE 1 - THE EARLIER OF THE DATE ON WHICH TENANT TAKES OCCUPANCY OF EXPANSION SPACE 1, OR NINETY (90) DAYS AFTER TENANT BEGINS PAYING BASE RENTAL WITH RESPECT TO THE ORIGINAL PREMISES; EXPANSION SPACE 2 - SIXTY (60) DAYS FOLLOWING THE DATE ON WHICH TENANT EXERCISES ITS OPTION TO LEASE EXPANSION SPACE 2; AND EXPANSION SPACE 3 - SIXTY
(60) DAYS AFTER TENANT EXERCISES ITS OPTION TO LEASE EXPANSION SPACE 3. HOWEVER, EACH TIME THAT TENANT EXERCISES ITS OPTION TO ADD AN EXPANSION SPACE TO THE PREMISES, THE LEASE TERM OF THIS LEASE SHALL BE EXTENDED SO THAT SUCH LEASE TERM (WITH RESPECT TO THE ENTIRE EXPANDED PREMISES) SHALL EXPIRE SEVEN
(7) YEARS FOLLOWING THE DATE ON WHICH BASE RENTAL COMMENCES FOR SUCH EXPANSION SPACE. BASE RENTAL FOR ANY SUCH EXPANSION SPACE

ADDED PURSUANT TO SECTION 52 SHALL BE AT THE RENTAL RATE PER SQUARE FOOT THEN BEING PAID FOR THE REMAINDER OF THE PREMISES PURSUANT TO THIS LEASE. WHEN THE LEASE TERM OF THIS LEASE IS EXTENDED TO EXPIRE SEVEN (7) YEARS FOLLOWING THE DATE ON WHICH EACH EXPANSION SPACE IS LEASED TO TENANT, THE BASE RENTAL FOR ALL SPACE IN THE PREMISES SHALL CONTINUE TO INCREASE EACH LEASE YEAR DURING SUCH EXTENDED TERM AT THE RATE OF THREE PERCENT (3%) PER ANNUM. EACH TIME THAT AN EXPANSION SPACE IS ADDED TO THE PREMISES, THE SECURITY DEPOSIT SHALL BE PROPORTIONATELY INCREASED, AND A NEW LETTER OF CREDIT, IN AN AMOUNT EQUAL TO FIFTY PERCENT (50%) OF THE IMPROVEMENT ALLOWANCE FOR EACH EXPANSION SPACE, SHALL BE ADDED TO THE SECURITY DEPOSIT ON THE SAME TERMS AS ARE SET FORTH IN SECTION 1(F) ABOVE. THE EXPANSION OPTIONS SET FORTH HEREIN SHALL BE CONTINGENT UPON THIS LEASE THEN BEING IN FULL FORCE AND EFFECT AND THERE DOES NOT THEN EXIST ANY EVENT OF DEFAULT BY TENANT UNDER THIS LEASE. EACH EXPANSION OPTION MUST BE EXERCISED IN THE ORDER SET FORTH ABOVE. IN THE EVENT THAT TENANT FAILS TO DELIVER A NOTICE TO LANDLORD EXERCISING AN EXPANSION OPTION BY THE DEADLINE FOR ANY SUCH EXPANSION OPTIONS AS SET FORTH ABOVE, THEN SUCH EXPANSION OPTION AND ALL SUBSEQUENT EXPANSION OPTIONS SET FORTH ABOVE SHALL AUTOMATICALLY TERMINATE AND BECOME NULL AND VOID. THEREAFTER, LANDLORD SHALL HAVE THE RIGHT TO LEASE ANY SUCH EXPANSION SPACES TO THIRD PARTIES ON WHATEVER TERMS LANDLORD DEEMS ACCEPTABLE. HOWEVER, TENANT SHALL THEREUPON HAVE A RIGHT OF FIRST OFFER WITH RESPECT TO ADDITIONAL SPACE IN THE BUILDING AS SET FORTH IN SECTION 53 BELOW.

                  53. RIGHT OF FIRST OFFER. IN THE EVENT THAT TENANT FAILS TO EXERCISE ANY OF THE THREE EXPANSION OPTIONS SET FORTH IN SECTION 52 ABOVE, TENANT SHALL THEREAFTER HAVE A RIGHT OF FIRST OFFER TO LEASE ANY SPACE IN THE BUILDING, AS IT BECOMES AVAILABLE FOR LEASE DURING THE REMAINDER OF THE LEASE TERM, ON THE TERMS SET FORTH IN THIS SECTION 53. THIS RIGHT OF FIRST OFFER SHALL BE SUBJECT TO THE RIGHTS OF ANY EXISTING TENANTS FROM TIME TO TIME TO EXERCISE THEIR RENEWAL OPTIONS OR TO ENTER INTO NEW LEASES WITH LANDLORD FOLLOWING THE EXPIRATION OF THEIR LEASES. AT SUCH TIME AS LANDLORD DESIRES TO LEASE ANY SUCH AVAILABLE SPACE IN THE BUILDING (EACH SUCH SPACE BEING REFERRED TO HEREIN AS AN "EXPANSION SPACE"), LANDLORD SHALL GIVE TENANT THE PRIOR OPPORTUNITY TO EXPAND THE PREMISES TO INCLUDE THE ENTIRETY OF SUCH EXPANSION SPACE. LANDLORD SHALL MAKE A WRITTEN OFFER TO TENANT STATING THE TERMS UPON WHICH LANDLORD WOULD BE WILLING TO LEASE SUCH EXPANSION SPACE TO TENANT. TENANT SHALL HAVE FIVE (5) DAYS FROM THE DATE OF RECEIPT OF SUCH NOTICE FROM LANDLORD TO EXERCISE ITS RIGHT HEREUNDER TO EXPAND THE PREMISES TO INCLUDE SUCH EXPANSION SPACE ON THE TERMS SET FORTH IN LANDLORD'S NOTICE. IF TENANT DOES NOT GIVE WRITTEN NOTICE TO LANDLORD WITHIN SUCH FIVE (5) DAY PERIOD, OR IF TENANT NOTIFIES LANDLORD THAT IT IS DECLINING ITS RIGHT OF FIRST OFFER, THEN LANDLORD MAY LEASE SUCH SPACE TO A THIRD PARTY ON SUCH TERMS AS LANDLORD MAY DEEM ACCEPTABLE. THE RIGHT OF FIRST OFFER SET FORTH HEREIN SHALL BE CONTINGENT UPON THIS LEASE THEN BEING IN FULL FORCE AND EFFECT AND THERE DOES NOT THEN EXIST ANY EVENT OF DEFAULT BY TENANT UNDER THIS LEASE.

                  54. ROOF EQUIPMENT. TENANT SHALL HAVE THE RIGHT TO INSTALL A TRANSMITTER BOX (OR BOXES) ON THE ROOF OF THE BUILDING FOR THE PURPOSE OF FACILITATING TENANT'S BUSINESS IN THE PREMISES. THE SIZE, WEIGHT, LOCATION AND METHOD OF INSTALLATION AND REMOVAL OF SUCH TRANSMITTER BOXES SHALL BE SUBJECT TO LANDLORD'S PRIOR WRITTEN APPROVAL, WHICH SHALL NOT BE UNREASONABLY WITHHELD. TENANT SHALL REPAIR ANY DAMAGE TO THE BUILDING WHEN REMOVING SUCH TRANSMITTER BOXES AND TENANT SHALL NOT DRILL ANY HOLES IN THE ROOF OF THE BUILDING UNLESS SUCH WORK IS PERFORMED BY OR SUPERVISED BY LANDLORD'S ROOF CONTRACTOR IN ORDER TO AVOID THE INVALIDATION OF LANDLORD'S ROOF WARRANTY.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

                                          LANDLORD:

           [ILLEGIBLE]                    GRAN CENTRAL CORPORATION,
------------------------------------      a Florida corporation
Witness

                                          By: The St. Joe Company,
           [ILLEGIBLE]                        a Florida corporation, its agent
------------------------------------
Witness

                                          By:     [ILLEGIBLE]
                                             ----------------------------------

                                          Title:  Senior Vice President
                                                -------------------------------

                                          Date:   9/16/99
                                               --------------------------------


With a copy to:                           Address:

Gran Central Corporation                  c/o The St. Joe Company
8529 South Park Circle, Suite 120         1650 Prudential Drive
Orlando, Florida 32819                    Suite 400
Attention: Property Manager               Jacksonville, Florida 32207
                                          Attention: William L. Mason



                                          TENANT
           [ILLEGIBLE]
------------------------------------      TRITON NETWORK SYSTEMS INC.,
Witness                                   a Delaware corporation
                                          By:
                                          Title:


           [ILLEGIBLE]                    By:     /s/ Ken Vines
------------------------------------         ----------------------------------

                                          Title:  CFO
                                                -------------------------------

                                          Date:   8/21/99
                                               --------------------------------

                                          Address:
                                          8529 South Park Circle
                                          Suite 400
                                          Orlando, Florida 32819

                                  EXHIBIT "A"

            DESCRIPTION OF PROPERTY ON WHICH THE PROJECT IS SITUATED

Block A, SOUTH PARK UNIT THREE, as recorded in Plat Book 17, Page 28, Public Records of Orange County, Florida. LESS: BEGIN at the most Easterly corner of Block A, SOUTH PARK UNIT THREE, as recorded in Plat Book 17, Page 28, Public Records of Orange County, Florida; thence run North 30 degrees 59 minutes 15 seconds West 2065.24 feet along the Easterly boundary of said Block A to the most Northerly corner of said Block A; thence run South 59 degrees 00 minutes 44 seconds West 405.13 feet along the Northerly boundary of said Block A to a point on the Easterly right-of-way line of South Park Circle as shown on the plat of SOUTH PARK UNIT ONE, as recorded in Plat Book 14, Page 84, Public Records of Orange County, Florida, said Easterly right-of-way line being a nontangent curve concave Westerly and having a radius of 699.16 feet; thence from a tangent bearing of South 30 degrees 22 minutes 19 seconds East, run Southerly 100.43 feet along the arc of said curve and said Easterly right-of-way line through a central angle of 08 degrees 13 minutes 48 seconds to a point on the Southerly boundary of that certain 100.00 foot wide Drainage and Utilities Easement as shown on the aforesaid plat of SOUTH PARK UNIT THREE; thence run North 59 degrees 00 minutes 44 seconds East 313.41 feet along said Southerly boundary; thence run South 30 degrees 59 minutes 15 seconds East 1965.25 feet along the Westerly boundary of said 100.00 foot wide Drainage and Utilities Easement to a point on the Southerly boundary of the aforesaid Block A; thence run North 59 degrees 00 minutes 25 seconds East 100.00 feet to the Point of Beginning.

CONTAINING:    78.601 Acres, more or less.

SUBJECT TO:    Easements.

                                  EXHIBIT "B"







                                                        EXPANSION OPTION 3
    EXPANSION OPTION 2                              SECOND FLOOR 500 GRAN PARK
31,711 RENTABLE SQUARE FEET                         25,299 RENTABLE SQUARE FEET









                   EXPANSION OPTION 1                    INITIAL PREMISES
               56,600 RENTABLE SQUARE FEET                19,621 RENTABLE
                                                            SQUARE FEET

                                  EXHIBIT "C"

                                  WORK LETTER



GENERAL

1.       (a)      Tenant shall select the Space Plan and Building Standard
                  Allowances for Completion of the Premises for occupancy by Tenant, subject to Landlord's approval.

         (b) Working Drawings and Specifications for Completion of the Premises as determined by Tenant and approved by Landlord shall be prepared by Landlord and approved by Tenant in accordance with Clause 4 hereof before work is commenced.

         (c) All work involved in the Completion of the Premises shall be carried out by Landlord's contractor in accordance with the Working Drawings and Specifications and under the supervision of Landlord.

         (d) Tenant hereby appoints MIKE SINGLETON AND CARRYL SMITH TO act for Tenant in all matters covered by this Exhibit "C".

         (e)      In this Exhibit "C":

                   (i) "Completion of the Premises" means the supplying, installation and finishing of partitions, doors and hardware, ceilings, HVAC, plumbing, lights and switches, electrical outlets, data outlets, telephone outlets, carpets, window coverings, all finishes, counters, shelves or other built-ins, fixtures and any other furniture, fixtures or facilities attached to and forming part of the Premises.

                   (ii) "Building Standard" means with respect to any item, the specifications and current allowances as established from time to time by Landlord as standard for the Building.

                   (iii) "Landlord's Architect" means that Architect or designer appointed (in-house and/or outside hire) from time to time by Landlord to provide design services, including Space Planning, Working Drawings and Specifications.

                   (iv) "Landlord's Contractor" means the Contractor appointed from time to time by Landlord to carry out work in Completion of the Premises and any alterations, repairs and maintenance in the Building.

                   (v) "Space Plan" means the graphic presentation of the Premises indicating partitions, doors, electrical and telephone/data outlets, and furniture arrangements.


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

                   (vi) "Working Drawings and Specifications" means the Plans and Specifications for Building Standard and nonstandard finishes for Completion of the Premises including architectural, mechanical and electrical working drawings.

         (f) Tenant must comply with Building Standard specifications for the base building to maintain uniform quality level of materials throughout the Building.

SHELL IMPROVEMENTS

2. Except for base building improvements that include only the sprinkler System with turned-up heads, Tenant shall, at its expense, make the following improvements to the Premises:

         (a) SPRINKLER SYSTEM. Tenant shall finish the Sprinkler System per code with semi-recessed sprinkler heads with metal covers - color to match ceiling system.

         (b) HEATING, VENTILATION AND AIR CONDITIONING. Tenant shall install the entire system, including all mechanical equipment, main distribution ducts, perimeter supply slot; diffusers and associated fixtures to provide cooling, dehumidification, ventilation and heating to the Premises in accordance with the approved Working Drawings and Specifications.

         (c) ELECTRICAL. Electricity is available to the exterior walls of the Building. Tenant shall provide the electrical distribution system and electrical panels to the Premises in accordance with the approved Working Drawings and Specifications.

OTHER IMPROVEMENTS

3. In addition to the Shell Improvements set forth in Clause 2 above, Tenant shall, at its expense, make all other improvements to the Premises which are set forth in the approved Working Drawings and Specifications. Any architectural, space planning or interior design services supplied by Landlord shall be paid for by Tenant, and Tenant shall also pay Landlord's supervisory fee as set forth in Clause 4 below.

PREMISES PLANS AND SPECIFICATIONS

4.       (a)      As soon as practicable Tenant shall meet with Landlord to set forth Tenant's requirements for the completion of a Space
                  Plan.

         (b) As soon as practicable after the meeting referred to in Clause 4.(a), Landlord shall submit to Tenant the Space Plan for Tenant's approval.


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


         (c) AS SOON AS PRACTICABLE AFTER receipt of the Space Plan referred to in Clause 4.(b), Tenant shall meet with Landlord to approve the Space Plan, with or without revision, and include:

                  (i) a furniture layout to insure the Space Plan is functional,

                  (ii)     finish schedules for walls and carpet, and

                  (iii) locations for telephone/data and electrical outlets and switches.

         (d) As soon as practicable after the approval referred to in Clause 4.(c), Landlord shall submit the approved Space Plan together with a written preliminary estimate of the cost to Tenant therefor, if any, including Landlord's supervisory fee of five percent (5%) of the cost of all work to be performed.

         (e) AS SOON AS PRACTICABLE after receipt of the approved Space Plan and written estimate of Tenant's cost referred to in Clause 4.(d), Tenant shall approve same in writing. Tenant's failure to provide written approval shall be deemed a disapproval thereof and Landlord shall not proceed with final Working Drawings and Specifications.

         (f) As soon as practicable thereafter Landlord will submit to Tenant Working Drawings and Specifications for construction of the Premises in accordance with the approved Space Plan and written estimate of Tenant cost. Tenant shall approve in writing said Working Drawings and Specifications within five
                  (5) working days after receipt thereof.

         (g) Any changes in the final Working Drawings and Specifications my be made only by written request by Tenant to Landlord and all costs incurred as a result of such changes (including costs of revisions to Working Drawings and/or Specifications), shall be paid for in full by Tenant upon billing by Landlord.

COMPLETION AND RENTAL COMMENCEMENT DATE

5. When Landlord's Architect has furnished Landlord with a certificate that the work to be done by Landlord pursuant hereto has been substantially complete, Completion of the Premises shall be deemed to have occurred and possession thereof deemed delivered to Tenant for all purposes of the Lease including, without limitation, Paragraph 3 thereof. Landlord and Tenant understand that pursuant to Paragraph 3 of the Lease, Tenant's obligation to pay Rent thereunder shall not commence until Landlord's Architect has furnished such certificate; provided, however, that if Landlord shall be delayed in substantially completing said work as a result of:

         (a) Tenant's failure to furnish information so that Plans and Specifications cannot be completed within the time frame as set forth in Clause 4(c) above; or


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


         (b) Tenant's request for materials, finishes or installations other than Landlord's "Building Standard Work"; or

         (c) Tenant's changes in the Plans, Working Drawings and/or Specifications approved by Tenant after their submission to Landlord; or

         (d) Tenant's failure to pay in full all outstanding amounts due with respect to Completion of the Premises;

then the commencement of Rent under said Lease shall be accelerated by the number of days of such delay.

AMOUNTS PAYABLE TO LANDLORD

6. Amounts payable by Tenant to Landlord as required by this Work Letter shall be paid as follows:

         (a) A retainer of 50% of Tenant's estimated costs in excess of any improvement allowance as set forth in Clause 7 shall be paid prior to start of construction;

         (b) At Landlord's sole discretion, progress bills may be rendered during the Work;

         (c) At Completion of the Premises, Landlord will submit the final bill which is due and payable upon Tenant acceptance of the Premises, which acceptance will not be unreasonably delayed or denied; and

         (d)      Tenant, agrees to pay Landlord promptly upon being billed.

IMPROVEMENT ALLOWANCE

7. Landlord will construct improvements in accordance with this Exhibit "C" of the Lease and Tenant's approved Working Drawings and Specifications, provided however, that the cost of such improvements and all architectural fees and Landlord's supervisory fee shall not exceed an allowance totaling $588,630.00 ($30.00 per Rentable Square
         Foot). Any unused dollars from this allowance not used for improvements to the Premises within 60 days from issuance of Certificate of Occupancy will not be disbursed, EXCEPT THAT TENANT SHALL HAVE UP TO 180 DAYS FROM ISSUANCE OF THE CERTIFICATE OF OCCUPANCY TO USE ANY REMAINING ALLOWANCE FOR LOW VOLTAGE WIRING FOR VOICE AND DATA COMMUNICATIONS, AND FURNITURE INSTALLATION. To the extent that the cost of such improvements and fees exceeds this allowance, Tenant shall be responsible to reimburse Landlord for such excess in addition to a five percent (5%) construction management fee on the excess amount. There shall be no refund or rebate to Tenant for any unused portion of this improvement allowance.


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


                                  EXHIBIT "D"

                             RULES AND REGULATIONS

         These Rules and Regulations have been adopted by Landlord for the mutual benefit and protection of all the tenants of the Building in order to insure the safety, care and cleanliness of the Building and the preservation of order therein.

         1. The sidewalks shall not be obstructed or used for any purpose other than ingress and egress. No tenant and no employees of any tenant shall go upon the roof of the Building without the consent of Landlord.

         2. No awnings or other projections shall be attached to the outside walls of the Building.

         3. The plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances, including Hazardous Substances, shall be thrown therein.

         4. No tenant shall cause or permit any objectionable or offensive noise or odors to be emitted from the Premises.

         5. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

         6. No tenant shall make, or permit to be made, any unseemly or disturbing noises, sounds or vibrations or disturb or, interfere with tenants of this or neighboring buildings or premises or those having business with them.

         7. Each tenant must, upon the termination of this tenancy, restore to the Landlord all keys of stores, offices, and rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

         8. Canvassing, soliciting and peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent such activity.

         9. Landlord will direct electricians as to where and how telephone or telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         10. Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking spare without the express written permission of


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


Landlord. Trucks may only be parked at the rear of the Building behind the Premises.

         11. Tenant shall not use any area within the Property for storage purposes other than the interior of the Premises.


                                      D-2